Exhibit 4.01

PUBLIC SERVICE COMPANY

OF COLORADO

TO

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

Supplemental Indenture No. 30

Dated as of August 1, 2019

Supplemental to the Indenture

dated as of October 1, 1993

Establishing the Securities of Series No. 34

designated 3.20% First Mortgage Bonds, due 2050

SUPPLEMENTAL INDENTURE NO. 30, dated as of August 1, 2019, between PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (hereinafter sometimes called the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as successor trustee (hereinafter sometimes called the “Trustee”) to Morgan Guaranty Trust Company of New York under the Indenture, dated as of October 1, 1993 (hereinafter called the “Original Indenture”), as previously supplemented and as further supplemented by this Supplemental Indenture No. 30. The Original Indenture and any and all indentures and all other instruments supplemental thereto are hereinafter sometimes collectively called the “Indenture”.

Recitals of the Company

The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities. The Original Indenture has been recorded in the office of the Clerk and Recorder of each county in the State of Colorado in which the Company owns real property that is used in or in connection with the Electric Utility Business, as more fully set forth in Schedule A hereto.

The Company has heretofore executed and delivered to the Trustee the Supplemental Indentures referred to in Schedule B hereto for the purpose of establishing various series of Securities and appointing previous successor Trustees.

The Company desires to establish a new series of Securities to be designated “3.20% First Mortgage Bonds, Series No. 34 due 2050” such series of Securities to be hereinafter sometimes called “Series No. 34”.

The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 30 to establish the Securities of Series No. 34 and has duly authorized the issuance of such Securities; and all acts necessary to make this Supplemental Indenture No. 30 a valid agreement of the Company, and to make the Securities of Series No. 34 valid obligations of the Company, have been performed.

Granting Clauses

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 30 WITNESSETH, that, in consideration of the premises and of the purchase of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants contained therein and in the Indenture and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, the following:

Granting Clause First

All right, title and interest of the Company, as of the date of the execution and delivery of this Supplemental Indenture No. 30, in and to property (other than Excepted Property), real, personal and mixed and wherever situated, in any case used or to be used in or in connection with the Electric Utility Business (whether or not such use is the sole use of such property), including without limitation (a) all lands and interests in land described or referred to in Schedule C hereto, and all right, title and interest of the

Company in goods, fixtures or improvements located on those lands, if any, described or referred to in Schedule D hereto, provided that the Lien hereof shall not extend to or encumber the fee owner’s interest in any land or interest in land in which the Company holds only a leasehold interest; (b) all other lands, easements, servitudes, licenses, permits, rights of way and other rights and interests in or relating to real property used or to be used in or in connection with the Electric Utility Business or relating to the occupancy or use of such real property, subject however, to the exceptions and exclusions set forth in clause (a) of Granting Clause First of the Original Indenture; (c) all plants, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities and other machinery and facilities for the generation of electric energy; (d) all switchyards, lines, towers, substations, transformers and other machinery and facilities for the transmission of electric energy; (e) all lines, poles, conduits, conductors, meters, regulators and other machinery and facilities for the distribution of electric energy; (f) all buildings, offices, warehouses and other structures used or to be used in or in connection with the Electric Utility Business; (g) all pipes, cables, insulators, ducts, tools, computers and other data processing and/or storage equipment and other equipment, apparatus and facilities used or to be used in or in connection with the Electric Utility Business; (h) any or all of the foregoing properties in the process of construction; and (i) all other property, of whatever kind and nature, ancillary to or otherwise used or to be used in conjunction with any or all of the foregoing or otherwise, directly or indirectly, in furtherance of the Electric Utility Business;

Granting Clause Second

Subject to the applicable exceptions permitted by Section 810(c), Section 1303 and Section 1305 of the Original Indenture, all property (other than Excepted Property) of the kind and nature described in Granting Clause First which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Supplemental Indenture No. 30 shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Supplemental Indenture No. 30;

Granting Clause Fourth

All other property of whatever kind and nature subjected or required to be subjected to the Lien of the Indenture by any of the provisions thereof;

This Instrument shall constitute a financing statement under the Colorado Uniform Commercial Code (the “UCC”) to be filed in the real estate records, and is filed as a fixture filing under the UCC covering goods which are, or are to become, fixtures on the real property described herein, in the Original Indenture and all supplements to the Original Indenture;

Excepted Property

Expressly excepting and excluding, however, from the Lien and operation of the Indenture all Excepted Property of the Company, whether now owned or hereafter acquired;

TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever;

SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of the Original Indenture, (b) as to property acquired by the Company after the date of the execution and delivery of the Original Indenture, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, the Lien of any Class A Mortgage and purchase money Liens), (c) Retained Interests and (d) any other Permitted Liens, it being understood that, with respect to any property which was at the date of execution and delivery of the Original Indenture or thereafter became or hereafter becomes subject to the Lien of any Class A Mortgage, the Lien of the Indenture shall at all times be junior, subject and subordinate to the Lien of such Class A Mortgage;

IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Nine of the Original Indenture, and if, thereafter, the principal of and premium, if any, and interest, if any, on the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 603 of the Original Indenture, then and in that case the Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise the Indenture, and the estate and rights thereby granted shall be and remain in full force and effect; and

THE PARTIES HEREBY FURTHER COVENANT AND AGREE as follows:

ARTICLE ONE

Securities of Series No. 34

There are hereby established the Securities of Series No. 34, which shall have the terms and characteristics set forth below (the lettered subdivisions set forth below corresponding to the lettered subdivisions of Section 301 of the Original Indenture):

(a) the title of the Securities of Series No. 34 shall be “3.20% First Mortgage Bonds, Series No. 34 due 2050”;

(b) the Securities of Series No. 34 shall initially be authenticated and delivered in the aggregate principal amount of $550,000,000. The Securities of Series No. 34 may be reopened and additional Securities of Series No. 34 may be issued in excess of the amount initially authenticated and delivered, provided that such additional Securities of Series No. 34 will contain the same terms (including the Stated Maturity and interest payment terms), except for the public offering price, issue date, and if applicable, the first interest payment date, as the other Securities of Series No. 34. Any such additional Securities of Series No. 34, together with the Securities of Series No. 34 initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $1,000,000,000;

(c) interest on the Securities of Series No. 34 shall be payable to the Persons in whose names such Securities are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Securities attached as Exhibit A hereto;

(d) the principal of the Securities of Series No. 34 shall be payable on March 1, 2050, the Stated Maturity for Series No. 34;

(e) the Securities of Series No. 34 shall bear interest at a rate of 3.20% per annum; interest shall accrue on the Securities of Series No. 34 from August 13, 2019 or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for such Securities shall be March 1 and September 1 in each year, commencing March 1, 2020, and the Regular Record Dates with respect to the Interest Payment Dates for such Securities shall be February 15 and August 15 in each year, respectively (whether or not a Business Day);

(f) the Corporate Trust Office of U.S. Bank National Association in New York, New York shall be the place at which (i) the principal of, premium, if any, and interest, if any, on the Securities of Series No. 34 shall be payable, (ii) registration of transfer of such Securities may be effected, (iii) exchanges of such Securities may be effected and (iv) notices and demands to or upon the Company in respect of such Securities and the Indenture may be served; and U.S. Bank National Association shall be the Security Registrar for such Securities; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Denver, Colorado, as any such place or itself as the Security Registrar;

(g) the Securities of Series No. 34 shall be redeemable at the option of the Company at any time prior to September 1, 2049 (which is the date that is six months prior to the Stated Maturity (hereinafter called the “Par Call Date”)), in whole or in part, at a “make whole” redemption price equal to the greater of (i) 100% of the principal amount thereof to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on such Securities to be redeemed that would be due if such Securities matured on the Par Call Date (excluding the portion of any such accrued and unpaid interest to but excluding the Redemption Date), discounted to but excluding the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in each case, accrued and unpaid interest thereon to but excluding the Redemption Date. At any time on or after the Par Call Date, the Company may redeem the Securities of Series No. 34, in whole or in part, at 100% of the principal amount being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date.

For purposes hereof, the following defined terms shall have the meaning ascribed to them:

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of Series No. 34 (assuming, for this purpose, that the Securities of Series No. 34 matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of Series No. 34.

“Comparable Treasury Price” means (i) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations for such Redemption Date, or (ii) if the Independent Investment Banker obtains fewer than four of such Reference Treasury Dealer Quotations for the Redemption Date, the average of all of the Reference Treasury Dealer Quotations for such Redemption Date.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer” means (1) each of Barclays Capital Inc., Citigroup Global Markets Inc. and TD Securities (USA) LLC, and a Primary Treasury Dealer selected by PNC Capital Markets LLC and any other Primary Treasury Dealer designated by, and not affiliated with Barclays Capital Inc., Citigroup Global Markets Inc., PNC Capital Markets LLC and TD Securities (USA) LLC, or their respective affiliates or successors, provided, however, that if any of the foregoing or any of their respective designees, ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, for any Reference Treasury Dealer and any Redemption Date, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding the Redemption Date.

“Treasury Rate” means, for any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate for any Redemption Date shall be calculated on the third Business Day preceding such Redemption Date.

The provisions of Sections 501, 502, 503, 504, 505 and 506 of the Original Indenture shall be applicable to the Securities of Series No. 34, except that (i) the notice of redemption required to be provided to Holders pursuant to Section 504 shall be provided not less than 10 nor more than 60 days prior to the Redemption Date and (ii) the notice of redemption to be provided by the Company to the Trustee pursuant to Section 502 shall be provided at least twenty-five (25) days prior to the Redemption Date (unless a shorter notice period shall be satisfactory to the Trustee).

(h) not applicable;

(i) the Securities of Series No. 34 shall be issuable only in denominations of $2,000 and integral multiples of $1,000 in excess thereof;

(j) not applicable;

(k) not applicable;

(l) not applicable;

(m) not applicable;

(n) not applicable;

(o) not applicable;

(p) not applicable;

(q) the Securities of Series No. 34 are to be initially registered in the name of Cede & Co., as nominee for The Depository Trust Company (the “Depositary”). Such Securities shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

(i) such Securities may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

(ii) such Securities may be exchanged for definitive Securities registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

(A) the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to such Securities or the Depositary has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to such Securities; or

(B) the Company shall have delivered to the Trustee a Company Order to the effect that such Securities shall be so exchangeable on and after a date specified therein; or

(C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture, and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities;

(r) not applicable;

(s) no service charge shall be made for the registration of transfer or exchange of the Securities of Series No. 34; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer;

(t) not applicable;

(u)

(i) If the Company shall have caused the Company’s indebtedness in respect of any Securities of Series No. 34, to have been satisfied and discharged prior to the Maturity of such Securities, as provided in Section 901 of the Original Indenture, the Company shall, promptly after the date of such satisfaction and discharge, give a notice to each Person who was a Holder of any of such Securities on such date stating (A)(1) the aggregate principal amount of such Securities and (2) the aggregate amount of any money (other than amounts, if any, deposited in respect of accrued interest on such Securities) and the aggregate principal amount of, the rate or rates of interest on, and the aggregate fair market value of, any Eligible Obligations deposited pursuant to Section 901 of the Original Indenture with respect to such Securities and (B) that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine the federal income tax consequences to it resulting from the satisfaction and discharge of the Company’s indebtedness in respect of such Securities. Thereafter, the Company shall, within forty-five (45) days after the end of each calendar year, give to each Person who at any time during such calendar year was a Holder of such Securities a notice containing (X) such information as may be necessary to enable such Person to report its income, gain or loss for federal income tax purposes with respect to such Securities or the assets held on deposit in respect thereof during such calendar year or the portion thereof during which such Person was a Holder of such Securities, as the case may be (such information to be set forth for such calendar year as a whole and for each month during such year) and (Y) a statement to the effect that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine its income, gain or loss for federal income tax purposes with respect to such Securities or such assets for such year or portion thereof, as the case may be. The obligation of the Company to provide or cause to be provided information for purposes of income tax reporting by any Person as described in the first two sentences of this paragraph shall be deemed to have been satisfied to the extent that the Company has provided or caused to be provided substantially comparable information pursuant to any requirements of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) and United States Treasury regulations thereunder.

(ii) Notwithstanding the provisions of subparagraph (i) above, the Company shall not be required to give any notice specified in such subparagraph or to otherwise furnish any of the information contemplated therein if the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect of such Securities and such Holders will be subject to federal income taxation on the same amounts and in the same manner and at the same times as if such satisfaction and discharge had not occurred.

(iii) Anything in this clause (u) to the contrary notwithstanding, the Company shall not be required to give any notice specified in subparagraph (i) or to otherwise furnish the information contemplated therein or to deliver any Opinion of Counsel contemplated by subparagraph (ii) if the Company shall have caused Securities of Series No. 34 to be deemed to have been paid for purposes of the Indenture, as provided in Section 901 of the Original Indenture, but shall not have effected the satisfaction and discharge of its indebtedness in respect of such Securities pursuant to such Section.

(v) The Securities of Series No. 34 shall be substantially in the form attached hereto as Exhibit A, and shall have such further terms as are set forth in such form.

ARTICLE TWO

Miscellaneous Provisions

This Supplemental Indenture No. 30 is a supplement to the Original Indenture. As previously supplemented and further supplemented by this Supplemental Indenture No. 30, the Original Indenture is in all respects ratified, approved and confirmed, and the Original Indenture, all previous supplements thereto and this Supplemental Indenture No. 30 shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 30 to be duly executed as of the day and year first above written.

PUBLIC SERVICE COMPANY OF COLORADO

By:	/s/ Sarah W. Soong
Name: Sarah W. Soong
Title: Vice President and Treasurer

STATE OF MINNESOTA	)
) ss:
COUNTY OF HENNEPIN	)

The foregoing was acknowledged before me this 6th day of August, 2019, by Sarah W. Soong, the Vice President and Treasurer of Public Service Company of Colorado, a corporation organized under the laws of Colorado, on behalf of the corporation.

Witness my hand and official seal.

My commission expires: January 31, 2020

/s/ Pamela C. Wilson
Name:	Pamela C. Wilson
Notary Public, State of Minnesota

[Signature Page – Supplemental Indenture (PSCo)]

U.S. BANK NATIONAL ASSOCIATION,
Trustee

By:	/s/ K. Wendy Kumar
	Name:	K. Wendy Kumar
	Title:	Vice President

STATE OF NEW YORK	)
) ss:
COUNTY OF QUEENS	)

On the 6th day of August, 2019, before me personally came K. Wendy Kumar, to me known, who, being by me duly sworn, did depose and say that she is a Vice President of U.S. Bank National Association, the banking association described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the Board of Directors of said banking association.

/s/ Janet P. O’Hara
Name: Janet P. O’Hara
Notary Public, State of New York

[Signature Page – Supplemental Indenture (Trustee)]

EXHIBIT A

FORM OF SECURITY

(See legend at the end of this Security for

restrictions on transfer)

PUBLIC SERVICE COMPANY OF COLORADO

First Mortgage Bond, Series No. 34

Original Interest Accrual Date Interest Rate: Stated Maturity: Interest Payment Dates: Regular Record Dates:	August 13, 2019 3.20% per annum March 1, 2050 March 1 and September 1 February 15 and August 15

This Security is not a Discount Security

within the meaning of the within-mentioned Indenture

Principal Amount	Registered No.
$

PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (herein called the “Company,” which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to                     , or registered assigns, the principal sum of                      Dollars on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing March 1, 2020 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid in such other manner as permitted by the Indenture.

Payment of the principal of this Security and interest hereon at Maturity shall be made upon presentation of this Security at the Corporate Trust Office of U.S. Bank National Association in New York, New York or at such other office or agency as may be designated for such purpose by the Company

EXHIBIT A-1

from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under and equally secured by an Indenture, dated as of October 1, 1993 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and U.S. Bank National Association as successor trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

If any Interest Payment Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date or Stated Maturity, as the case may be, to such Business Day.

This Security shall be redeemable at the option of the Company at any time prior to September 1, 2049 (which is the date that is six months prior to the Stated Maturity (herein called the “Par Call Date”)), in whole or in part, at a “make whole” redemption price equal to the greater of (i) 100% of the principal amount hereof to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on this Security to be redeemed that would be due if this Security matured on the Par Call Date (excluding the portion of any such accrued and unpaid interest to but excluding the Redemption Date), discounted to but excluding the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in each case, accrued and unpaid interest thereon to but excluding the Redemption Date. At any time on or after the Par Call Date, the Securities shall be redeemable, in whole or in part, at 100% of the principal amount being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date. For purposes hereof, the following defined terms shall have the meaning ascribed to them:

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of this Security (assuming for this purpose, that this Security matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security.

“Comparable Treasury Price” means (i) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations for such Redemption Date, or (ii) if the Independent Investment Banker obtains fewer than four of such Reference Treasury Dealer Quotations for the Redemption Date, the average of all of the Reference Treasury Dealer Quotations for such Redemption Date.

EXHIBIT A-2

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer” means (1) each of Barclays Capital Inc., Citigroup Global Markets Inc. and TD Securities (USA) LLC, and a Primary Treasury Dealer selected by PNC Capital Markets LLC and any other Primary Treasury Dealer designated by, and not affiliated with Barclays Capital Inc., Citigroup Global Markets Inc., PNC Capital Markets LLC and TD Securities (USA) LLC, or their respective affiliates or successors, provided, however, that if any of the foregoing, or any of their respective designees ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, for any Reference Treasury Dealer and any Redemption Date, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding the Redemption Date.

“Treasury Rate” means, for any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate for any Redemption Date shall be calculated on the third Business Day preceding such Redemption Date.

If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

EXHIBIT A-3

As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of U.S. Bank National Association in New York, New York or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of U.S. Bank National Association, in New York, New York or such other office or agency as may be designated by the Company from time to time.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act of 1939, as then in effect or any successor statute shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the property mortgaged pursuant to the Indenture or any indenture supplemental thereto is located shall mandatorily govern the perfection, priority or enforcement of the lien of the Indenture and all indentures supplemental thereto with respect to such portion of the mortgaged property.

As used herein, “Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York, or other city in which is located any office or agency maintained for the payment of principal or interest on this Security, are authorized or required by law, regulation or executive order to remain closed. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT A-4

As provided in the Indenture, no recourse shall be had for the payment of the principal of or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

EXHIBIT A-5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

PUBLIC SERVICE COMPANY OF COLORADO

By:
[Vice President and Treasurer]

Attest:
Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK NATIONAL ASSOCIATION, as Trustee	OR	U.S. BANK NATIONAL ASSOCIATION, as Trustee

By		By:
	Authorized Officer		as Authenticating Agent

By:
Authorized Officer

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a limited-purpose trust company organized under the New York Banking Law (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security may not be transferred or exchanged, nor may any purported transfer be registered, except (i) this Security may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by Cede & Co., as nominee for The Depository Trust Company (the “Depositary”), to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and (ii) this Security may be exchanged for definitive Securities registered in the respective names of the beneficial holders hereof, and thereafter shall be transferable without restrictions if: (A) the Depositary, or any successor securities depositary, shall have notified the Company and the

EXHIBIT A-6

Trustee that it is unwilling or unable to continue to act as securities depositary with respect to the Securities and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to the Securities; or (B) the Company shall have delivered to the Trustee a Company Order to the effect that the Securities shall be so exchangeable on and after a date specified therein or (C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

[please insert social security or other identifying number of assignee]

[please print or typewrite name and address of assignee]

the within Security of PUBLIC SERVICE COMPANY OF COLORADO and does hereby irrevocably constitute and appoint                                 , Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:

Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

EXHIBIT A-7

SCHEDULE A

The following table sets forth recording information relating to the recordation, in each of the specified Colorado counties, of the Indenture dated as of October 1, 1993, granted by Public Service Company of Colorado to Morgan Guaranty Trust Company of New York, Trustee (recording information for Supplemental Indentures is not shown in this table):

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE

Adams	Oct. 13, 1993	01:35 P.M.	Reception No. B1183903	Book 4170	Page 324

Alamosa	Oct. 12, 1993	03:00 P.M.	Reception No. 265666	Book 475	Page 160

Arapahoe	Oct. 13, 1993	04:07 P.M.	Reception No. 141032	Book 7186	Page 383

Archuletta	Oct. 12, 1993	02:21 P.M.	Reception No. 93006202

Baca	May 16, 2013	09:50 A.M.	Reception No. 418754

Bent	Oct. 12, 1993	11:35 A.M.	Reception No. 278521	Book 435	Page 1

Boulder	Oct. 13, 1993	03:04 P.M.	Reception No. 01347991	Film 1888

Broomfield	May 10, 2019	10:20 A.M.	Reception No. 2019004811

Chaffee	Oct. 14, 1993	11:00 A.M.	Reception No. 269673	Book 539	Page 518

Cheyenne	May 15, 2013	11:39 A.M.	Reception No. 236363

Clear Creek	Oct. 12, 1993	02:25 P.M.	Reception No. 163701	Book 505	Page 631

Conejos	Oct. 13, 1993	09:56 A.M.	Reception No. 205693	Book 354	Page 776

Costilla	Oct. 13, 1993	09:00 A.M.	Reception No. 191898	Book 291	Page 117

Crowley	Oct. 13, 1993	08:40 A.M.	Reception No. 148850	Book 244	Page 195

Custer	May 15, 2013	09:18 A.M.	Reception No. 221251

Delta	Oct. 13, 1993	09:37 A.M.	Reception No. 471619	Book 709	Page 50

Denver	Oct. 12, 1993	11:24 A.M.	Reception No. 9300139814

Dolores	Oct. 14, 1993	12:50 P.M.	Reception No. 133132	Book 260	Page 300

Douglas	Oct. 12, 1993	03:08 P.M.	Reception No. 9348340	Book 1154	Page 1

Eagle	Oct. 12, 1993	04:48 P.M.	Reception No. 518046	Book 621	Page 978

Elbert	Oct. 12, 1993	03:01 P.M.	Reception No. 313722	Book 480	Page 183

El Paso	Oct. 12, 1993	01:38 P.M.	Reception No. 002368410	Book 6282	Page 51

Fremont	Oct. 12, 1993	01:30 P.M.	Reception No. 608790	Book 1154	Page 31

SCHEDULE A-1

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE

Garfield	Oct. 12, 1993	02:20 P.M.	Reception No. 453596	Book 878	Page 193

Gilpin	Oct. 12, 1993	02:20 P.M.	Reception No. 79260	Book 551	Page 413

Grand	Oct. 12, 1993	12:45 P.M.	Reception No. 93010260

Gunnison	Oct. 12, 1993	04:30 P.M.	Reception No. 446179	Book 733	Page 1

Hinsdale	May 14, 2013	05:20 P.M.	Reception No. 100157

Huerfano	Oct. 12, 1993	11:15 A.M.	Reception No. 9244	Book 21M	Page 316

Jefferson	Oct. 13, 1993	09:30 A.M.	Reception No. 93163438

Kiowa	Oct. 12, 1993	01:00 P.M.	Reception No. 249124	Book 409	Page 40

Kit Carson	May 15, 2013	09:40 A.M.	Reception No. 201300563130

La Plata	Oct. 12, 1993	03:38 P.M.	Reception No. 655580

Lake	Oct. 12, 1993	03:00 P.M.	Reception No. 305501	Book 506	Page 635

Larimer	Oct. 13, 1993	10:23 A.M.	Reception No. 93075587

Las Animas	May 15, 2013	09:24 A.M.	Reception No. 201300720666

Lincoln	May 10, 2019	11:33 A.M.	Reception No. 351580

Logan	Oct. 12, 1993	01:10 P.M.	Reception No. 606328	Book 874	Page 484

Mesa	Oct. 12, 1993	12:06 P.M.	Reception No. 1656362	Book 2014	Page 129

Mineral	May 16, 2013	10:40 A.M.	Reception No. 68174

Moffat	Oct. 12, 1993	11:00 A.M.	Reception No. 350044

Montezuma	Oct. 13, 1993	10:10 A.M.	Reception No. 435373	Book 0679	Page 756

Montrose	Oct. 12, 1993	03:06 P.M.	Reception No. 591244	Book 862;	Page 281

Morgan	Oct. 12, 1993	12:54 P.M.	Reception No. 738426	Book 959-60	Page 857

Otero	May 15, 2013	08:02 A.M.	Reception No. 634927

Ouray	Oct. 13, 1993	11:08 A.M.	Reception No. 154688	Book 221	Page 500

Park	Oct. 14, 1993	10:00 A.M.	Reception No. 417879	Book 504	Page 365

Pitkin	Oct. 14, 1993	03:56 P.M.	Reception No. 362054	Book 726	Page 791

Prowers	Oct. 12, 1993	02:00 P.M.	Reception No. 462785

Pueblo	Oct. 12, 1993	11:54 A.M.	Reception No. 1021381	Book 2685	Page 768

SCHEDULE A-2

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE

Rio Blanco	Oct. 12, 1993	02:18 P.M.	Reception No. 249980	Book 506	Page 838

Rio Grande	Oct. 13, 1993	11:46 A.M.	Reception No. 337091	Book 450	Page 43

Routt	Oct. 12, 1993	11:12 A.M.	Reception No. 428347	Book 689	Page 2575

Saguache	Oct. 13, 1993	11:05 A.M.	Reception No. 304092	Book 486	Page 625

San Juan	Oct. 13, 1993	10:27 A.M.	Reception No. 136438	Book 240	Page 702

San Miguel	Oct. 12, 1993	04:05 P.M.	Reception No. 287896	Book 518	Page 813

Sedgewick	Oct. 12, 1993	02:15 P.M.	Reception No. 179877	Book 203	Page 55

Summit	Oct. 12, 1993	01:40 P.M.	Reception No. 453148

Teller	Oct. 13, 1993	08:00 A.M.	Reception No. 412373	Book 698	Page 104

Washington	Oct. 12, 1993	11:20 A.M.	Reception No. 802111	Book 925	Page 955

Weld	Oct. 13, 1993	09:54 A.M.	Reception No. 2354434	Book 1406	Page 1

Yuma	May 20, 2013	11:59 A.M.	Reception No. 00557180

SCHEDULE A-3

SCHEDULE B

SUPPLEMENTAL INDENTURES

Date of Supplemental Indenture	Series of Bonds	Principal Amount Issued	Principal Amount Outstanding
November 1, 1993	Series No. 1	$134,500,000	None
January 1, 1994	Series No. 2 due 2001	$102,667,000	None
	and
	Series No. 2 due 2024	$110,000,000	None
September 2, 1994	None	None	None
(Appointment of
Successor Trustee)
May 1, 1996	Series No. 3	$125,000,000	None
November 1, 1996	Series No. 4	$250,000,000	None
February 1, 1997	Series No. 5	$150,000,000	None
April 1, 1998	Series No. 6	$250,000,000	None
August 15, 2002	Series No. 7	$48,750,000	None
September 1, 2002	Series No. 8	$600,000,000	None
September 15, 2002	Series No. 9	$530,000,000	None
April 1, 2003	Series No. 10	$600,000,000	None
March 1, 2003	Series No. 11	$250,000,000	None
September 15, 2003	Series No. 12	$250,000,000	None
May 1, 2003	Series No. 13	$350,000,000	None
September 1, 2003	Series No. 14	$300,000,000	None
September 1, 2003	Series No. 15	$275,000,000	None
August 1, 2005	Series No. 16	$129,500,000	None
August 1, 2007	Series No. 17 due 2037	$350,000,000	$350,000,000
August 1, 2008	Series No. 18 due 2018	$300,000,000	None
	and
	Series No. 19 due 2038	$300,000,000	$300,000,000
May 1, 2009	Series No. 20 due 2019	$400,000,000	None
November 1, 2010	Series No. 21 due 2020	$400,000,000	$400,000,000
August 1, 2011	Series No. 22 due 2041	$250,000,000	$250,000,000
September 1, 2012	Series No. 23 due 2022	$300,000,000	$300,000,000
	and
	Series No. 24 due 2042	$500,000,000	$500,000,000
March 1, 2013	Series No. 25 due 2023	$250,000,000	$250,000,000
	and
	Series No. 26 due 2043	$250,000,000	$250,000,000
March 1, 2014	Series No. 27 due 2044	$300,000,000	$300,000,000
May 1, 2015	Series No. 28 due 2025	$250,000,000	$250,000,000
June 1, 2016	Series No. 29 due 2046	$250,000,000	$250,000,000
June 1, 2017	Series No. 30 due 2047	$400,000,000	$400,000,000
June 1, 2018	Series No. 31 due 2028	$350,000,000	$350,000,000
	and
	Series No. 32 due 2048	$350,000,000	$350,000,000
March 1, 2019	Series No. 33 due 2049	$400,000,000	$400,000,000
August 1, 2019	Series No. 34 due 2050	$550,000,000	$550,000,000

SCHEDULE B-1

SCHEDULE C

DESCRIPTION OF PROPERTY

None.

SCHEDULE C-1

SCHEDULE D

This Schedule D covers all right, title and interest, if any, of Public Service Company of Colorado in goods, fixtures or improvements located on the lands described below in this Schedule D, but does not include and is not intended to encumber any fee or leasehold interest in the described lands themselves.

1) Lessee: Alicia and Louis O. Aguilar

Lease:

Wind Lease and Easement Agreement dated May 31, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on June 29, 2016 at Reception No. 560202, Book 769, Page 78

Legal Description:

Parcel in Section 1-T11S-R57W

Parcel Number R114554

2) Lessee: Raymond and Donna M. Baca

Lease:

Wind Lease and Easement Agreement dated June 17, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on June 23, 2016 at Reception No. 560053, Book 768, Page 930; as amended by First Amendment to Wind Lease and Easement Agreement dated January 4, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565541, Book 774, Page 341

Legal Description:

The Northwest Quarter, the East Half of the Southwest Quarter, and the Southwest Quarter of the Southwest Quarter of Section 16, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado

3) Lessee: Don A. Bailey and Janet K. Bailey Revocable Trust

Lease:

Wind Lease and Easement Agreement dated November 30, 2015 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 5, 2016 at Reception No. 556293, Book 765, Page 199; as amended by First Amendment to Wind Lease and Easement Agreement dated December 9, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 14, 2016 at Reception No. 564680, Book 773, Page 490; and as divided by Division of Wind Lease and Easement Agreement dated February 22, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 22, 2017 at Reception No. 566615, Book 775, Page 411

Legal Description:

Township 10 South, Range 59 West of the 6th Principal Meridian,

Section 28: SE1/4; SE1/4NE1/4.

09323-00-018 (R101237)

Section 29: All that part lying South of U.S. Highway 24, Excepting therefrom that portion conveyed in deed recorded at Reception No. 409586.

09291-00-044 (R116528)

SCHEDULE D-1

Section 30: All, Except land deeded for highway right of way and land deed to the State of Colorado in Book 373, Page 411 at Reception No. 236163, and further excepting that portion conveyed in deeds recorded at Reception No. 409586 and at Reception No. 348263.

Section 32: NW1/4; S1/2.

Section 33: All.

Section 34: W1/2NE1/4; S1/2NW1/4; NW1/4SE1/4; SW1/4.

Township 11 South, Range 59 West of the 6th Principal Meridian,

Section 4: N1/2N1/2; S1/2NW1/4; N1/2SW1/4.

Section 5: N1/2NE1/4; S1/2NE1/4; SE1/4.

County of Elbert,

State of Colorado.

4) Lessee: Cheryl Lynn Bailey formally known as Cheryl Lynn Whipple and JoElla Winterberg

Lease:

Memorandum of Lease and Easement Agreement dated December 6, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 31, 2011 at Reception No. 515904, Book 725, Page 227; as amended by First Amendment to Lease and Easement Agreement dated December 12, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565509, Book 774, Page 309; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated December 8, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565510, Book 774, Page 310

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian

Section 9: S1/2; N1/2NE1/4; N1/2NW1/4

County of Elbert

State of Colorado

5) Lessee: Kenneth H. Becker and Virginia L. Becker, Trustees of the Revocable Inter Vivos Trust of Kenneth H. Becker, dated March 16, 13 and Virginia L. Becker and Kenneth H. Becker, Trustees of the Revocable Inter Vivos Trust of Virginia L Becker, dated March 16, 1993

Lease:

Memorandum of Lease and Easement Agreement dated April, 2008 and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on May 27, 2008 at Instrument No. 200800550090; as amended by First Amendment to Lease and Easement Agreement dated June 1, 2010 and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on August 2, 2010 at Instrument No. 334114; as amended by Second Amendment to Lease and Easement Agreement dated March 31, 2016, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on April 5, 2016, at Instrument No. 201600571086 and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on August 5, 2016, at Instrument No. 347371; as amended by Third Amendment to Lease and Easement Agreement dated January 4, 2017, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on January 20, 2017, at Reception No. 00573065; as amended by Third Amendment to Lease and Easement Agreement dated February 16, 2017, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on February 21, 2017, at Reception No.

SCHEDULE D-2

00573279; as augmented by Augmented Memorandum of Lease and Easement Agreement dated 2017, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on January 20, 2017 at Instrument No. 00573066 and February 21, 2017 at Instrument No. 00573280; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated 2017, and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on February 21, 2017 at Reception No. 348177

Legal Description:

Parcel 10

Parcel A:

Section 19, Township 10 South, Range 51 West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel B:

The North Half and the Southwest Quarter of Section 31, Township 10 South, Range 51 West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 35

The South Half of the South Half of Section 13, the North Half of Section 22, all of Sections 23, 24, 25 and 26, Township 10 South, Range 52 West of the 6th P.M., County of Lincoln, State of Colorado.

Parcel 36

The East Half and the East Half of the West Half of Section 34, and all of Section 35, Township 10 South, Range 52 West of the 6th P.M., County of Lincoln, State of Colorado

6) Lessee: Martin Berard

Lease:

Wind Lease and Easement Agreement dated May 9, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on June 6, 2016 at Reception No. 559513; and as amended by First Amendment to Wind Lease and Easement Agreement dated October 28, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 1, 2016 at Reception No. 563508, Book 772, Page 327, and rerecorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 3, 2017 at Reception No. 565188, Book 773, Page 988

Legal Description:

A parcel of property located in the West Half of Section 11, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado, being more particularly described as follows:

Commencing at the Northwest Corner of the West Half of said Section 11 and considering the West line of the West Half of said Section 11 to bear S 00°49’40“W, with all bearings contained herein relative thereto; thence S00°49’40“W, along said West line, a distance of 1,234.26 feet to the Point of Beginning; thence S89°39’49“E, a distance of 918.43 feet; thence S00°47’44“W, a distance of 1,343.62 feet; thence S89°51’46“E, a distance of 928.23 feet; thence S00°07’50“E, a distance of 2,646.88 feet to a point on the South line of the West Half of said Section 11; thence N89°56’04“W, a distance of 1,891.74 feet to the Southwest Corner of the West Half of said Section 11; thence N00°49’40“E, a distance of 3,996.24 feet to the Point of Beginning.

SCHEDULE D-3

7) Lessee: Frying Pan Ranch LLC, William E. Bledsoe and Helen R. Bledsoe Irrevocable Trust, William E. Bledsoe IV and James C. Bledsoe Joint Trust, William E. Bledsoe, William E. Bledsoe III, Helyna B. Bledsoe, and William E. Bledsoe IV, and Hilary H. Bledsoe

Lease:

Wind Lease and Easement Agreement dated March 3, 2015 and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on March 3, 2016 at Reception No. 239875, and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on March 3, 2016 at Reception No. 346808, and , recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on March 3, 2016 at Reception No. 201600570885; as amended by First Amendment to Wind Lease and Easement Agreement and Partial Notice of Termination dated February 13, 2017 and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on February 13, 2017 at Reception No. 240678, and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on February 24, 2017 at Reception No. 348240, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on February 24, 2017 at Reception No. 005733; and as partially terminated by Notice of Partial Termination of Wind Lease and Easement Agreement dated March 7, 2017 and recorded in the Office of the Clerk and Recorder of Cheyenne County, Colorado on March 8, 2017 at Reception No. 240701, and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on March 8, 2017 at Reception No. 348260

Legal Description:

(Note: References to “Parcel” numbers and letters are for internal informational purposes only.)

Parcel 1

The West Half and Southeast Quarter of Section 8, Township 12 South, Range 51 West of the 6th P.M., County of Cheyenne, State of Colorado

Parcel 2

The West Half and the Northeast Quarter of Section 21, Township 12 South, Range 51 West of the 6th P.M., less and except the South Half of the Southeast Quarter, County of Cheyenne, State of Colorado.

Parcel 4

Section 6, Township 12 South, Range 51 West of the 6th P.M., County of Cheyenne, State of Colorado

Parcel 5

Parcel A:

The West Half of Section 4, Township 11 South, Range 51 West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel B:

Section 5, Township 11 South, Range 51 West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel C:

Section 8, Township 11 South, Range 51 West of the 6th P.M., County of Kit Carson, State of Colorado.

SCHEDULE D-4

Parcel 6

Section 20, Township 11 South, Range 51 West of the 6th P.M., County of Kit Carson, State of Colorado

Parcel 7

Parcel A:

The West Half and the Southeast Quarter of Section 7, Township 11 South, Range 51 West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel B:

Section 18, Township 11 South, Range 51 West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel C:

Section 19, Township 11 South, Range 51 West of the 6th P.M., County of Kit Carson, State of Colorado

Parcel 8

Parcel A:

Section 17, Township 11 South, Range 51 West of the 6th P.M., County of Kit Carson, State of Colorado

Parcel B:

The West Half of Section 28, Township 11 South, Range 51 West of the 6th P.M., County of Kit Carson, State of Colorado

Parcel C:

Section 30, Township 11 South, Range 51 West of the 6th P.M., County of Kit Carson, State of Colorado

Parcel D:

Section 31, Township 11 South, Range 51 West of the 6th P.M., County of Kit Carson, State of Colorado

Parcel E:

Section 32, Township 11 South, Range 51 West of the 6th P.M., County of Kit Carson, State of Colorado

Parcel F:

Section 29, Township 11 South, Range 51 West of the 6th P.M., County of Kit Carson, State of Colorado

Parcel 12

The Northeast Quarter of Section 7, Township 11 South, Range 51 West of the 6th P.M., County of Kit Carson, State of Colorado.

Parcel 13

The West Half of Section 5, Township 12 South, Range 51 West of the 6th P.M., County of Cheyenne, State of Colorado

Parcel 14

Section 19, Township 12 South, Range 51 West of the 6th P.M., County of Cheyenne, State of Colorado.

Parcel 15

Section 20, Township 12 South, Range 51 West of the 6th P.M., County of Cheyenne, State of Colorado.

SCHEDULE D-5

Parcel 16

Section 7, Township 12 South, Range 51 West of the 6th P.M., County of Cheyenne, State of Colorado

Parcel 17

Section 16, Township 12 South, Range 51 West of the 6th P.M., less and except that portion conveyed in Quit Claim Deed recorded September 13, 1994 in Book 289 at Page 699, County of Cheyenne, State of Colorado.

Parcel 18

Section 17, Township 12 South, Range 51 West of the 6th P.M., County of Cheyenne, State of Colorado.

Parcel 19

Section 18, Township 12 South, Range 51 West of the 6th P.M., County of Cheyenne, State of Colorado.

Parcel 22

Section 2 and the East Half of Section 3, Township 11 South, Range 52 West of the 6th P.M., County of Lincoln, State of Colorado.

Parcel 23

Section 13, Township 11 South, Range 52 West of the 6th P.M., County of Lincoln, State of Colorado.

Parcel 24

Section 24, Township 11 South, Range 52 West of the 6th P.M., County of Lincoln, State of Colorado

Parcel 25

The North Half of Section 27, Township 11 South, Range 52 West of the 6th P.M., County of Lincoln, State of Colorado

Parcel 26

The North Half of Section 28, Township 11 South, Range 52 West of the 6th P.M., County of Lincoln, State of Colorado

Parcel 27

Section 36, Township 11 South, Range 52 West of the 6th P.M., County of Lincoln, State of Colorado

Parcel 28

Section 1, Township 12 South, Range 52 West of the 6th P.M., County of Lincoln, State of Colorado

SCHEDULE D-6

Parcel 29

Sections 1, 11, 12, 14, 23, 25 and 26, Township 11 South, Range 52 West of the 6th P.M., County of Lincoln, State of Colorado

Parcel 30

Section 35, Township 11 South, Range 52 West of the 6th P.M., County of Lincoln, State of Colorado

8) Lessee: Robert F. Boyle as Trustees of the Robert F. Boyle Revocable Living Trust

Lease:

Memorandum of Lease and Easement Agreement dated September 26, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 19, 2009 at Reception No. 505505, Book 714, Page 927; as amended by First Amendment to Lease and Easement Agreement dated December 2, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 11, 2010 at Reception No. 507009, Book 716, Page 421; as amended by Second Amendment to Lease and Easement Agreement dated January 4, 2017, and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017, at Reception No. 565496, Book 774, Page 296; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated January 4, 2017, and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565495, Book 774, Page 295 and rerecorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 26, 2017 at Reception No. 565900, Book 774, Page 698

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian

Section 32: All

County of Elbert,

State of Colorado

9) Lessee: Robert F. Boyle as Trustees of the Robert F. Boyle Revocable Living Trust and Matthew D. Boyle

Lease:

Memorandum of Lease and Easement Agreement dated September 26, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 19, 2009 at Reception No. 505505, Book 714, Page 926; as amended by First Amendment to Lease and Easement Agreement dated December 7, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 11, 2010 at Reception No. 507011, Book 716, Page 423 and Memorandum of Corrected First Amendment to Lease and Easement Agreement recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on August 31, 2010, at Reception No. 511848, Book 721, Page 212; as amended by Second Amendment to Lease and Easement Agreement dated January 4, 2017, and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017, at Reception No. 565502, Book 774, Page 302 and rerecorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 27, 2017 at Reception No. 566696, Book 775, Page 491; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated January 4, 2017, and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565501, Book 774, Page 301, and rerecorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 26, 2017 at Reception No. 565901, Book 774, Page 699, and again rerecorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 27, 2017 at Reception No. 566695, Book 775, Page 490

SCHEDULE D-7

Legal Description:

Beginning at the Northwest corner of Section 4, Township 11 South, Range 57 West of the 6th P.M., Elbert County, Colorado; Thence N88°42’32”E along the North line of Section 4, 1404.63 feet; Thence N01°08’10”W along the South Half of the Southwest Quarter of Section 33, Township 10 South, Range 57 West of the 6th P.M., 1328.40 feet; Thence N88°59’26“E along the North line of said South Half of the Southwest Quarter of Section 33, 1 523.48 feet; Thence S01°00’43“E, 5743.77 feet; Thence S89°05’10“W along the South line of the North Half of the South Half of said Section 4, 2938.66 feet; Thence N00°50’13“W along the West line of said Section 4, 4403.59 feet to the Point of Beginning.

SCHEDULE D-8

10) Lessee: Teddy Gene & Susan Elizabeth Burrows

Lease:

Memorandum of Lease and Easement Agreement dated December 8, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 23, 2009 at Reception No. 506748, Book 716, Page 160; as amended by First Amendment to Lease and Easement Agreement dated November 21, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 28, 2016 at Reception No. 564150, Book 772, Page 966; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated November 21, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 28, 2016 at Reception No. 564151, Book 772, Page 967

Legal Description:

All of Section Eleven (11), Township Ten (10) South, Range Fifty-Eight (58) West of the 6th P.M., Elbert County, Colorado which lies South of Highway 24 and the North Half (Nl/2) and Southwest Quarter (SW1/4) of Section Twelve (12), Township Ten (10) South, Range Fifty-Eight (58) West of the 6th P.M., Elbert County, Colorado, excepting that parcel described as follows:

A parcel of land located within the Northeast Quarter (NE1/4) of Section Twelve 12), Township Ten (10) South, Range Fifty-Eight (58) West of the 6th P.M., Elbert County, Colorado, described as follows:

Beginning at a point on the East line of said Section Twelve (12), which point is 40.04 feet South of the Northeast Corner of Section Twelve (12);

Thence S 00°09’35” W along said East line 1624.65 feet;

Thence N 88°52’00” W, 1210.33 feet;

Thence N 00°09’35” E parallel to the East line of Section Twelve (12), 1177.13 feet;

Thence S 89°11’45” E, 418.84 feet;

Thence N 08°59’35” W, 454.09 feet to a point 35.85 feet South of the North line of Section Twelve (12);

Thence S 88°44’20” E, 863.74 feet to the point of beginning, except the East 33.00 feet thereof used for roadway purposes.

County of Elbert,

State of Colorado

11) Lessee: Scott A. Bushong and Marilyn K. Bushong

Lease:

Wind Lease and Easement Agreement dated May 2, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on June 7, 2016 at Reception No. 559656, Book 768, Page 538; as amended by First Amendment to Wind Lease and Easement Agreement dated November 29, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 6, 2016 at Reception No. 564429, Book 773, Page 242

Legal Description:

North 660 feet of the West Half of Section 35, Township 10 South, Range 59 West of the 6th Principal Meridian, County of Elbert, State of Colorado

SCHEDULE D-9

12) Lessee: Carpenter Land and Cattle, LLC, a Colorado limited liability company

Lease:

Wind Lease and Easement Agreement dated March 16, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on April 5, 2016 at Reception No. 558114, Book 767, Page 8; as amended by First Amendment to Wind Lease and Easement Agreement dated December 9, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 13, 2016 at Reception No. 564671, Book 773, Page 481; First Amendment to Wind Lease and Easement Agreement dated December 9, 2016 and re-recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 28, 2017 at Reception No. 566748, Book 775, Page 542

Legal Description:

Parcel 68

The South Half of Section 8, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado

Parcel 87

Section 17, except the North Half of the Northeast Quarter, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado.

Parcel 89

Lots 3 and 4 in the Southwest 1/4 and the East 1/2 of the Southwest 1/4 of Section 18, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado.

Parcel 91

The North Half of the Northwest Quarter of Section 19, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado.

Parcel 114

The East Half of Section 20, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado, excepting therefrom those portions described in Quit Claim Deed recorded February 11, 1986 in Book 389 at Page 610 and in Warranty Deed recorded May 23, 2013 in Book 745 at Page 20.

Additional Elbert County Parcel

The North Half of the Northeast Quarter of Section 17, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado. APN # 1917100135

13) Lessee: Judith M. Cirbo (predecessors-in-interest Richard M. & Judith M. Cirbo)

Lease:

Memorandum of Lease and Easement Agreement dated December 7, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 17, 2009 at Reception No. 506397, Book 715, Page 809; as amended by First Amendment to Lease and Easement Agreement dated November 21, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 28, 2016 at Reception No. 564119, Book 772, Page 935; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated November 21, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 28, 2016 at Reception No. 564120, Book 772, Page 936

SCHEDULE D-10

Legal Description:

Township 10 South, Range 58 West of the 6th P.M.,

Section 28: All.

County of Elbert,

State of Colorado.

14) Lessee: Clevenger Farm Trust (predecessor-in-interest Clevenger Family Trust)

Lease:

Memorandum of Lease and Easement Agreement dated May 15, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on August 2, 2010 at Reception No. 511112, Book 720, Page 483; as amended by First Amendment to Lease and Easement Agreement dated December 9, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 13, 2016 at Reception No. 564675, Book 773, Page 485; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated December 9, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 13, 2016 at Reception No. 564676, Book 773, Page 486

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian,

Section 20: E1/2

Section 36: NE1/4; W1/2

County of Elbert,

State of Colorado.

SCHEDULE D-11

15) Lessee: CRS Partnership

Lease:

Memorandum of Lease and Easement Agreement dated May 12, 2008 and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on June 10, 2008 at Reception No. 329620; as first amended by Memorandum of First Amendment to Lease and Easement Agreement dated June 7, 2010 and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on September 28, 2010 at Reception No. 334391; as amended by Second Amendment to Lease and Easement Agreement dated May 16, 2016, and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on August 5, 2016, at Reception No. 347372; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated January 18, 2017, and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on January 26, 2017 at Reception No. 348062

Legal Description:

Section 9, Township 11 South, Range 52 West of the 6th P.M., County of Lincoln, State of Colorado.

16) Lessee: Harold E. Dole and Irene E. Dole

Lease:

Memorandum of Lease and Easement Agreement dated February 4, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on March 10, 2010 at Reception No. 508183, Book 717, Page 583; as amended by First Amendment to Lease and Easement Agreement dated September 7, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on September 19, 2016 at Reception No. 562132, Book 770, Page 968; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated September 7, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on September 19, 2016 at Reception No. 562133, Book 770, Page 969

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian,

Section 7: S1/2NW1/4, NE1/4

Township 10 South, Range 58 West of the 6th Principal Meridian,

Section 1: Beginning at the Southeast corner of said Section 1, thence West along the Southern line of said Section a distance of 4035.5 feet to the South line of the Limon-Colorado

Springs Highway as it exists (known as U.S. Highway 24), thence Northeasterly along the Southeasterly line of said Highway to a point 3494.5 feet North of the

Southeast corner of Section 1, thence South to the Point of Beginning.

Section 10: S1/2

Section 14: NW1/4

County of Elbert,

State of Colorado.

SCHEDULE D-12

17) Lessee: Kenneth Egbert, Ramona Watson and Vic E. Egbert (predecessor-in-interest Earl Egbert Life Estate)

Lease:

Memorandum of Lease and Easement Agreement dated January 20, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on March 10, 2010 at Reception No. 508182, Book 717, Page 582; as amended by First Amendment to Lease and Easement Agreement dated October 28, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 1, 2016 at Reception No. 563522, Book 772, Page 341; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated October 28, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 1, 2016 at Reception No. 563523, Book 772, Page 342

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian,

Section 6: All, Except that portion that lies North of Highway 24

Section 19: SE1/4

County of Elbert,

State of Colorado.

18) Lessee: Gary R. Elliott and Susan A. Elliott

Lease:

Wind Lease and Easement Agreement dated May 9, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on June 2, 2016 at Reception No. 559510, Book 768, Page 392; as amended by First Amendment to Wind Lease and Easement Agreement dated November 21, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 28, 2016 at Reception No. 564142, Book 772, Page 958

Legal Description:

ALL OF SECTION 14 AND THE SOUTHEAST QUARTER OF SECTION 15, TOWNSHIP 11 SOUTH, RANGE 59 WEST OF THE 6TH P.M., COUNTY OF ELBERT, STATE OF COLORADO.

19) Lessee: Flagler Farm Equipment Co., LLC, a Colorado limited liability company

Lease:

Memorandum of Lease and Easement Agreement dated March 25, 2008 and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on May 19, 2008 at Reception No. 329523; as amended by First Amendment to Lease and Easement Agreement dated July 1, 2010 and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on August 2, 2010 at Reception No. 334113; as amended by Second Amendment to Lease and Easement Agreement dated March 7, 2016, and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on March 17, 2016, at Reception No. 346871; as amended by Third Amendment to Lease and Easement Agreement dated December 20, 2016, and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on February 23, 2017, at Reception No. 348193; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated December 20, 2016, and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on February 23, 2017 at Reception No. 348194

Legal Description:

Lots 3,4,5,6,11, & 12 (NW4) Section 3;

Lots 1-12 Incl., S2 (All) Section 4;

Lots 1,2,7,8,9,10, SE4 (E2) Section 5

Tl 1S R52W of the 6th P. M.

All in Lincoln County, Colorado

SCHEDULE D-13

20) Lessee: Gilbert Family Limited Partnership

Lease:

Memorandum of Lease and Easement Agreement dated September 23, 2008 and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on October 23, 2008 at Reception No. 330349; as amended by First Amendment to Lease and Easement Agreement dated June 3, 2010 and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on August 9, 2010 at Reception No. 334159; as amended by Second Amendment to Lease and Easement Agreement dated April 20, 2016, and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on August 19, 2016, at Reception No. 347445; as amended by Third Amendment to Lease and Easement Agreement dated January 4, 2017, and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on January 17, 2017, at Reception No. 348015; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated January 4, 2016, and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on January 17, 2017 at Reception No. 348016

Legal Description:

Parcel 31

The South Half, the South Half of the North Half, and the South Half of the North Half of the North Half of Section 15, and all of Section 22, Township 11 South, Range 52 West of the 6th P.M., County of Lincoln, State of Colorado.

Parcel 32

The North Half of Section 21, Township 11 South, Range 52 West of the 6th P.M., County of Lincoln, State of Colorado.

Parcel 33

The South Half of Section 21, Township 11 South, Range 52 West of the 6th P.M., County of Lincoln, State of Colorado

21) Lessee: Ricky L. Gordon and Cindy K. Gordon

Lease:

Wind Lease and Easement Agreement dated May 6, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on May 25, 2016 at Reception No. 559305, Book 768, Page 188; as amended by First Amendment to Wind Lease and Easement Agreement dated November 29, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 6, 2016 at Reception No. 564419, Book 773, Page 232; as amended by Division of Wind Lease and Easement Agreement dated February 22, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 22, 2017 at Reception No. 566618, Book 775, Page 414; and Division of Wind Lease and Easement Agreement dated February 22, 2017 and re-recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on March 16, 2017 at Reception No. 567210, Book 776, Page 1

Legal Description:

The Southwest Quarter of Section 26 Township 10 South, Range 58 West of the 6th P.M., County of Elbert, State of Colorado.

The East Half of Section 27 Township 10 South, Range 58 West of the 6th P.M., County of Elbert, State of Colorado

08263-00-079

SCHEDULE D-14

22) Lessee: Alan Ray & Sandra Kay Hamacher

Lease:

Wind Lease and Easement Agreement dated March 9, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on March 10, 2016 at Reception No. 557617, Book 766, Page 514; as amended by First Amendment to Wind Lease and Easement Agreement dated October 24, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 31, 2016 at Reception No. 563413, Book 772, Page 232; and First Amendment to Wind Lease and Easement Agreement dated October 24, 2016 and re-recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 3, 2017 at Reception No. 565169, Book 773, Page 969

Legal Description:

The West Half of the Northeast Quarter and the Southeast Quarter of Section 18, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado.

23) Lessee: Rodney E. Hamacher, Kenneth Robert Hamacher, and Richard Edourd Hamacher

Lease:

Wind Lease and Easement Agreement dated September 9, 2015 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 1, 2015 at Reception No. 554239, Book 763, Page 168; and as amended by First Amendment to Wind Lease and Easement Agreement dated November 21, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 28, 2016 at Reception No. 564128, Book 772, Page 944

Legal Description:

Township 10 South, Range 58 West of the 6th Principal Meridian,

Section 22: SW1/4.

Section 29: All.

Section 30: All.

Section 32: N1/2.

County of Elbert,

State of Colorado.

24) Lessee: Robert Harlow, Jr. and Brianne A. Harlow as predecessors-in-interest to Betty L. Vratil Revocable Trust

Lease:

Memorandum of Lease and Easement Agreement dated August 23, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on August 31, 2010 at Reception No. 511846, Book 721, Page 210; as amended by First Amendment to Lease and Easement Agreement dated November 21, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 28, 2016 at Reception No. 564144, Book 722, Page 960; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated November 21, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 28, 2016 at Reception No. 564145, Book 722, Page 961

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian,

Section 27: SE1/4

County of Elbert,

State of Colorado.

SCHEDULE D-15

25) Lessee: Robert Jr. and Brianne A. Harlow

Lease:

Wind Lease and Easement Agreement dated August 31, 2015 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 18, 2016 at Reception No. 557175, Book 766, Page 77; and as amended by First Amendment to Wind Lease and Easement Agreement dated October 24, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 31, 2016 at Reception No. 563421, Book 772, Page 240

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian

Section 17: N1/2 and SE1/4

County of Elbert

State of Colorado

26) Lessee: Ted R. Hendricks

Lease:

Wind Lease and Easement Agreement dated March 16, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on April 5, 2016 at Reception No. 558119, Book 767, Page 13; as amended by First Amendment to Wind Lease and Easement Agreement dated December 9, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 13, 2016 at Reception No. 564667, Book 773, Page 477; First Amendment to Wind Lease and Easement Agreement dated December 9, 2016 and re-recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 21, 2017 at Reception No. 566507, Book 775, Page 303

Legal Description:

The North Half of Section 3, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado.

The Northeast Quarter of Section 21. Township 11 South, Range 59 West of the 6th P.M.,

County of Elbert, State of Colorado.

The West Half of Section 15, the Northeast Quarter and Southeast Quarter of Section 16, the Northwest Quarter of Section 21, and all of Section 22, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado.

For informational purposes only: “Parcel 85”, “Parcel 93” and “Parcel 111”

27) Lessee: The Derald L. Hendricks Trust

Lease:

Wind Lease and Easement Agreement dated March 16, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on April 11, 2016 at Reception No. 558222, Book 767, Page 115; and as amended by First Amendment to Wind Lease and Easement Agreement dated December 9, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 13, 2016 at Reception No. 564665, Book 773, Page 475

SCHEDULE D-16

Legal Description:

The North Half of Section 8, and all of Section 9, all in Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado.

28) Lessee: Linda M. Glover formally known as Linda M. Hoefler, Patricia M. Lovesee, Michael A. Hoefler, Richard L. Hoefler, Marjorie D. Tracy, and Gerald L. Hoefler

Lease:

Wind Lease and Easement Agreement dated August 31, 2015 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 18, 2016 at Reception No. 557174, Book 766, Page 76; as amended by First Amendment to Wind Lease and Easement Agreement dated December 9, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 23, 2017 at Reception No. 565695, Book 774, Page 493; and as divided by Division of Wind Lease and Easement Agreement dated February 22, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 22, 2017 at Reception No. 566614, Book 775, Page 410

Legal Description:

Parcel B:

Township 11 South, Range 58 West of the 6th Principal Meridian,

Section 6: All.

County of Elbert,

State of Colorado.

Note: Reference to “Parcels” is for internal reference purposes only and not part of the legal description.

29) Lessee: John T. Jaklich and Stephanie Jaklich (predecessor-in-interest Judy Ann Boyle Jaklich

Lease:

Memorandum of Lease and Easement Agreement dated November 12, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 7, 2009 at Reception No. 506396, Book 715, Page 808; as amended by First Amendment to Lease and Easement Agreement dated January 4, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565497, Book 774, Page 297; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated January 4, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565498, Book 774, Page 298

Legal Description:

Parcel A:

Township 10 South, Range 57 West of the 6th Principal Meridian

Section 28: SW1/4SW14

County of Elbert,

State of Colorado.

SCHEDULE D-17

30) Lessee: John Troy Jaklich and Brenda C. Benedict (predecessor-in-interest Judy Ann Boyle Jaklich)

Lease:

Memorandum of Lease and Easement Agreement dated November 12, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 7, 2009 at Reception No. 506396, Book 715, Page 808; as amended by First Amendment to Lease and Easement Agreement dated January 4, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565503, Book 774, Page 303; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated January 4, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565504, Book 774, Page 304

Legal Description:

Parcel B:

Township 10 South, Range 57 West of the 6th Principal Meridian

Section 28: SW1/4, Except for the SW1/4SW1/4

Section 33: N1/2, N1/2S1/2

County of Elbert,

State of Colorado.

31) Lessee: John Troy Jaklich and Brenda C. Jaklich, also known as Brenda C. Benedict (predecessors-in-interest Judy Ann Boyle Jaklich, Brenda C. Jaklich and John Troy Jaklich)

Lease:

Memorandum of Lease and Easement Agreement dated November 12, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 7, 2009 at Reception No. 506395, Book 715, Page 807; as amended by First Amendment to Lease and Easement Agreement dated December 7, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on March 10, 2010 at Reception No. 508184, Book 717, Page 584; as amended by Second Amendment to Lease and Easement Agreement dated January 4, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565492, Book 774, Page 292; as augmented by Augmented Memorandum of Lease and Easement Agreement dated January 4, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565493, Book 774, Page 293 and Augmented Memorandum of Lease and Easement Agreement dated January 4, 2017 and re-recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 16, 2017 at Reception No. 566482, Book 775, Page 278

Legal Description:

Beginning at the Northeast Corner of Section 4, Township 11 South, Range 57 West of the 6th P.M., Elbert County, Colorado; Thence S01°11’12”E along the East line of Section 4, 4437.80 feet; Thence S09°05’10”W along the South line of the North Half of the South Half of Section 4, 2278.10 feet; Thence N01°00’43”W, 5743.77; Thence N88°59’26”E along the North line of the South Half of the South Half of Section 33, Township 10 South, Range 57 West of the 6th P.M., 3742.92 feet; Thence S00°08’17”W along the East line of said South Half of Section 33, 1302.93 feet; Thence S88°42’32”W along the South line of Section 33, 1452.24 feet to the Point of Beginning

SCHEDULE D-18

32) Lessee: Robert A. Kochis and Kathy Lynn Kochis Trust B

Lease:

Memorandum of Lease and Easement Agreement dated December 17, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 25, 2010 at Reception No. 507305, Book 716, Page 711; as amended by First Amendment to Lease and Easement Agreement dated October 12, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 20, 2016 at Reception No. 563147, Book 771, Page 969; as amended by Second Amendment to Lease and Easement Agreement and Memorandum of Division of Lease and Easement Agreement dated February 23, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 27, 2017 at Reception No. 566689, Book 775, Page 484; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated October 10, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 20, 2016 at Reception No. 563148, Book 771, Page 970

Legal Description:

Township 10 South, Range 58 West of the 6th Principal Meridian

Section 35: E1/2

Section 36: S1/2

County of Elbert,

State of Colorado.

08351-00-028 (R101134)

33) Lessee: Robert A. Kochis Trust and Virgil D. Kochis Trust

Lease:

Memorandum of Lease and Easement Agreement dated December 17, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 25, 2010 at Reception No. 507306, Book 716, Page 712; as amended by First Amendment to Lease and Easement Agreement dated October 12, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 20, 2016 at Reception No. 563132, Book 771, Page 954; as augmented by Augmented Memorandum of Lease and Easement Agreement dated October 12, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 20, 2016 at Reception No. 563133, Book 771, Page 955

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian

Section 17: SW1/4

Section 31: W1/2

Township 10 South, Range 58 West of the 6th Principal Meridian

Section 14: SE1/4

Section 15: All, Except those portions conveyed in deeds recorded in Book 190 at Page 472 and·in Book 271 at Page 585

Section 22: E1/2; NW1/4

Section 24: All

Section 25: All

Section 26: E1/2; NW1/4

Section 34: NW1/4

Section 36: N1/2

County of Elbert,

State of Colorado

SCHEDULE D-19

34) Lessee: Virgil D. Kochis and Janette L. Kochis

Lease:

Memorandum of Lease and Easement Agreement dated December 17, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 25, 2010 at Reception No. 507309, Book 716, Page 715; as amended by First Amendment to Lease and Easement Agreement dated October 12, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 20, 2016 at Reception No. 563143, Book 771, Page 965; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated October 12, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 20, 2016 at Reception No. 563144, Book 771, Page 966

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian

Section 19: NW1/4

Township 10 South, Range 58 West of the 6th Principal Meridian

Section 13: S1/2; S1/2NW1/4

Section 14: NE1/4

County of Elbert,

State of Colorado

35) Lessee: Virgil D. Kochis Trust, Robert A. Kochis Trust, Terry M. Kochis Trust and Kathleen June Christie Trust

Lease:

Memorandum of Lease and Easement Agreement dated December 17, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 25, 2010 at Reception No. 507308, Book 716, Page 714; as amended by First Amendment to Lease and Easement Agreement dated October 12, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 20, 2016 at Reception No. 563125, Book 771, Page 947; as augmented by Augmented Memorandum of Lease and Easement Agreement dated October 12, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 20, 2016 at Reception No. 563126, Book 771, Page 948; and as amended by Second Amendment to Lease and Easement Agreement and Memorandum of Division of Lease and Easement Agreement dated February 23, 2017, and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 27, 2017, at Reception No. 566692, Book 775, Page 487

Legal Description:

Township 10 South, Range 58 West of the 6th Principal Meridian

Section 16: NE1/4, W1/2 and SE1/4 lying North of U.S. Highway No. 24

08161-00-041 (R101120)

08162-00-053 (R115230)

Township 10 South, Range 58 West of the 6th Principal Meridian

Section 23: All

08231-00-058 (R115286)

County of Elbert,

State of Colorado.

SCHEDULE D-20

36) Lessee: Virgil D. Kochis, Janette L. Kochis, Robert A. Kochis, and Kathy Lynn Kochis Trust B

Lease:

Memorandum of Lease and Easement Agreement dated December 17, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 25, 2010 at Reception No. 507304, Book 716, Page 710; as amended by First Amendment to Lease and Easement Agreement dated October 12, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 20, 2016 at Reception No. 563128, Book 771, Page 950; as augmented by Augmented Memorandum of Lease and Easement Agreement dated October 12, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 20, 2016 at Reception No. 563129, Book 771, Page 951; and as amended by Second Amendment to Lease and Easement Agreement and Memorandum of Division of Lease and Easement Agreement dated February 23, 2017, and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 27, 2017, at Reception No. 566691, Book 775, Page 486

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian

Section 7: SW1/4

07073-00-095 (R101031)

07073-00-095 (R101032)

Township 10 South, Range 57 West of the 6th Principal Meridian

Section 18: NE1/4 Except for parcel platted as Kochis Farms Subdivision Filing No. 1.

Township 10 South Range 58 West of the 6th Principal Meridian

Section 12: SE1/4

08124-00-034 (R101112)

08124-00-034 (R10113)

County of Elbert,

State of Colorado.

08351-00-028 (R101134)

37) Lessee: Virgil D. Kochis, Robert A. Kochis and Kathy Lynn Kochis Trust B (predecessors-in-interest Virgil D. Kochis and Robert A. Kochis)

Lease:

Memorandum of Lease and Easement Agreement dated December 17, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 25, 2010 at Reception No. 507307, Book 716, Page 713; as amended by First Amendment to Lease and Easement Agreement dated October 12, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 20, 2016 at Reception No. 563135, Book 771, Page 957; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated October 12, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 20, 2016 at Reception No. 563136, Book 771, Page 958

Legal Description:

Township 10 South, Range 58 West of the 6th Principal Meridian

Section 14: SW1/4

County of Elbert,

State of Colorado

SCHEDULE D-21

38) Lessee: Madd Kasch Farms, LLC, a Colorado limited liability company

Lease:

Wind Lease and Easement Agreement dated November 3, 2015 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 18, 2016 at Reception No. 557175, Book 766, Page 77; and as amended by First Amendment to Wind Lease and Easement Agreement dated January 4, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565507, Book 774, Page 307

Legal Description:

Township 9 South, Range 57 West of the 6th Principal Meridian

Section 32: SE1/4

County of Elbert,

State of Colorado

39) Lessee: Christine R. Mauck Family Trust dated August 6, 2013 (predecessor-in-interest Christine R. Mauck)

Lease:

Memorandum of Lease and Easement Agreement dated October 22, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 12, 2009 at Reception No. 505996, Book 715, Page 414; as amended by First Amendment to Lease and Easement Agreement dated December 7, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 11, 2010 at Reception No. 507010, Book 716, Page 422; as amended by Second Amendment to Lease and Easement Agreement dated October 10, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 24, 2016 at Reception No. 563235, Book 772, Page 57; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated October 10, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 24, 2016 at Reception No. 563236, Book 772, Page 58

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian

Section 5: NW1/4

Township 10 South, Range 58 West of the 6th Principal Meridian

Section 13: NE1/4; N1/2NW1/4

County of Elbert,

State of Colorado

40) Lessee: May Livestock LLC, a Colorado limited liability company

Lease:

Wind Lease and Easement Agreement dated June 23, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on June 29, 2016 at Reception No. 560201, Book 769, Page 77; as amended by First Amendment to Wind Lease and Easement Agreement dated January 10, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 24, 2017 at Reception No. 565823, Book 774, Page 621; and as amended by Division of Wind Lease and Easement Agreement dated February 22, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 22, 2017 at Reception No. 566617, Book 775, Page 413

SCHEDULE D-22

Legal Description:

That part of Section. 27 lying East of the centerline of Resolis Road, all of Section 34, except that portion included in the Land Survey Plat filed May 28, 2015 at Reception No. 220204 in the map records of the Clerk and Recorder of Elbert County, Colorado, all of Section 35, and the Southwest Quarter of Section 36, all in Township 9 South, Range 58 West of the 6th P.M., County of Elbert, State of Colorado.

and

The West Half of Section 1, except that portion lying South and East of U.S. Highway No. 24 as the same now exists, all of Section 2, all of Section 3, the North Half of Section 10, and all of Section 11, except that portion lying South and East of U. S. Highway 24 as the same now exists, all in Township 10 South, Range 58 West of the 6th P.M., County of Elbert, State of Colorado.

For informational purposes only: “Parcel 110”

41) Lessee: Peggy A. McElwain (predecessors-in-interest Verl F. & Peggy A. McElwain)

Lease:

Memorandum of Lease and Easement Agreement dated July 13, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on August 2, 2010 at Reception No. 511113; as amended by First Amendment to Lease and Easement Agreement dated October 11, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 24, 2016 at Reception No. 563187, Book 772, Page 9; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated October 11, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 24, 2016 at Reception No. 563188, Book 772, Page 10

Legal Description:

Township 10 South, Range 58 West of the 6th Principal Meridian

Section 34: E1/2; SW1/4

County of Elbert,

State of Colorado

42) Lessee: John E. Metli and Sharron L. Metli (predecessors-in-interest Thomas R. & Trudy A. Palmer)

Lease:

Memorandum of Lease and Easement Agreement dated August 24, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on September 14, 2010 at Reception No. 512171, Book 721, Page 529; as amended by First Amendment to Lease and Easement Agreement dated January 11, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 1, 2017 at Reception No. 566032, Book 774, Page 830; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated January 12, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 1, 2017 at Reception No. 566033, Book 774, Page 831

Legal Description:

Township 10 South, Range 58 West of the 6th P.M.

Section 33: NE1/4

County of Elbert,

State of Colorado

SCHEDULE D-23

43) Lessee: Nancy L. Michel and Loren D. Michel

Lease:

Wind Lease and Easement Agreement dated June 1, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on June 29, 2016 at Reception No. 560205, Book 769, Page 81; as amended by First Amendment to Wind Lease and Easement Agreement dated October 24, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 3, 2017 at Reception No. 565190, Book 773, Page 990

Legal Description:

A tract of land in Section 18, Township 10 South, Range 57 West of the 6th P.M., described as follows:

Beginning at a point on the Northwest Corner of the NW1/4; thence 3,980 feet South along the West boundary line of said Section 18; thence 1,540 feet East parallel to the South boundary line of said Section 18; thence North parallel to the West boundary line of said Section 18, 3,960 feet to the North boundary line of said Section; thence West along the North boundary line of said Section to the Point of Beginning, County of Elbert, State of Colorado.

44) Lessee: Donald E. Miller and Annette G. Miller

Lease:

Memorandum of Lease and Easement Agreement dated March 16, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on April 12, 2010 at Reception No. 508816; as amended by First Amendment to Lease and Easement Agreement dated December 9, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 13, 2016 at Reception No. 564659, Book 773, Page 469; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated December 9, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 13, 2016 at Reception No. 564660, Book 773, Page 470

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian,

Section 16: NE1/ 4, SW1/4 Except for the parcel described in deed recorded in Book 293 at Page 297 at Reception No. 204066

Section 26: N1/2, SW1/4

Section 35: W1/2

County of Elbert,

State of Colorado

45) Lessee: Faye D. Miller and Donnie Miller Family Trust (predecessors-in-interest Donald L. & Faye D. Miller)

Lease:

Memorandum of Lease and Easement Agreement dated November 30, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 15, 2009 at Reception No. 506603; as amended by First Amendment to Lease and Easement Agreement dated February 27, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 27, 2017 at Reception No. 566730, Book 775, Page 525; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated February 27, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 27, 2017 at Reception No. 566729, Book 775, Page 524

SCHEDULE D-24

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian,

Section 20: NW1/4, SW1/4.

Section 35: NE1/4.

County of Elbert,

State of Colorado.

46) Lessee: Steve F. Miller and Rhonda K. Miller

Lease:

Memorandum of Lease and Easement Agreement dated March 16, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on April 12, 2010 at Reception No. 508815; as amended by First Amendment to Lease and Easement Agreement dated October 11, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 24, 2016 at Reception No. 563230, Book 772, Page 52; as amended by Second Amendment to Lease and Easement Agreement dated February 27, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 27, 2017 at Reception No. 566731, Book 775 Page 526; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated October 11, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 24, 2016 at Reception No. 563231, Book 772, Page 53

Legal Description:

ALL OF THE NW1/4 OF SECTION 16, TOWNSHIP 10 SOUTH, RANGE 57 WEST OF THE 6TH P.M., COUNTY OF ELBERT, STATE OF COLORADO.

ALL OF THE SW1/4 OF SECTION 16, TOWNSHIP 10 SOUTH, RANGE 57 WEST OF THE 6TH P.M., COUNTY OF ELBERT, STATE OF COLORADO, LYING NORTH OF THE FOLLOWING DESCRIBED LINE:

BEGINNING ON THE WEST LINE OF THE SAID SW1/4 OF SECTION 16, TOWNSHIP 10 SOUTH, RANGE 57 WEST OF THE 6TH P.M., COUNTY OF ELBERT, STATE OF COLORADO; THENCE EASTERLY ALONG THE NOW EXISTING BARB WIRE FENCE TO A STEEL PIN AND CAP ON THE CREST OF A LOW RIDGE FROM THE SAID STEEL PIN AND CAP, A WINDMILL IN SECTION 17 LIES ON AN ANGLE RIGHT OF 28°41’20”; A GRAIN ELEVATOR EAST OF LIMON LIES ON AN ANGLE RIGHT OF 151°18’40” FROM SAID WINDMILL; A TRUE OIL CO. CAPPED WELL #14-16 LIES ON AN ANGLE RIGHT OF 102°59’20’ FROM SAID GRAIN ELEVATOR; THENCE CONTINUING EASTERLY FROM SAID STEEL PIN AND CAP ALONG THE SAID BARB WIRE FENCE A DISTANCE OF 2071.55 FEET; THENCE ON AN ANGLE LEFT OF 64°55’ A DISTANCE OF 1203.10 FEET: THENCE ON AN ANGLE LEFT OF 116°15’35” A DISTANCE OF 106.02 FEET; THENCE ON AN ANGLE RIGHT OF 94°6’30” A DISTANCE OF 343.20 FEET; THENCE ON AN ANGLE RIGHT OF 133°58’50” A DISTANCE OF 166.60 FEET; THENCE ON AN ANGLE LEFT OF 226°54’ A DISTANCE OF 262.24 FEET; THENCE ON AN ANGLE RIGHT OF 87°45’52” A DISTANCE OF 79.73 FEET; THENCE ON AN ANGLE LEFT OF 118°5’ A DISTANCE OF 34.64 FEET; THENCE ON AN ANGLE RIGHT OF 119°35’35” A DISTANCE OF 439.32 FEET; THENCE ON AN ANGLE LEFT OF 91°8’29” A DISTANCE OF 531.56 FEET TO A STEEL PIN AND CAP, SAID STEEL PIN AND CAP LIES SOUTH OF A NOW EXISTING BARB WIRE FENCE

SCHEDULE D-25

RUNNING EAST-WEST, AND WEST OF A NOW EXISTING BARB WIRE FENCE RUNNING NORTHSOUTH. FROM SAID STEEL PIN AND CAP A WINDMILL IN SECTION 17 LIES ON AN ANGLE RIGHT OF 28°53’ A GRAIN ELEVATOR EAST OF LIMON LIES ON AN ANGLE RIGHT OF 129°32’20” FROM SAID WINDMILL.

07162-00-065 (R101056)

NORTH HALF (N1/2) OF SECTION 1, TOWNSHIP 11 SOUTH, RANGE 57 WEST OF THE 6TH P.M., COUNTY OF ELBERT, STATE OF COLORADO, EXCEPT FOR THAT PARCEL OF SIXTY (60) ACRES PREVIOUSLY CONVEYED AS RECORDED ON JULY 8, 1998, IN BOOK 578 AT PAGE 584, UNDER RECEPTION NO. 367742 OF THE RECORDS OF THE ELBERT COUNTY CLERK AND RECORDER.

17011-00-032 (R114558)

17011-00-031 (R114556)

THE N1/2 OF SECTION 32, TOWNSHIP 9 SOUTH, RANGE 57 WEST OF THE 6TH P.M., COUNTY OF ELBERT, STATE OF COLORADO, EXCEPT A TRACT OF LAND 125 FEET WIDE, 50 FEET BEING ON THE SOUTH SIDE AND 75 FEET BEING ON THE NORTH SIDE OF A CENTER LINE DESCRIBED AS FOLLOWS: BEGINNING AT A POINT 2886.8 FEET EAST OF THE NORTHWEST CORNER OF SAID SECTION 32; THENCE S49°43’W, A DISTANCE OF 2319.7 FEET; THENCE CONTINUING THE SAME CENTER LINE A TRACT OF LAND 100 FEET WIDE, 50 FEET BEING ON EITHER SIDE OF SAID CENTER LINE, A DISTANCE OF 1495.5 FEET TO A POINT ON THE SECTION LINE 2494.4 FEET SOUTH OF THE NORTHWEST CORNER OF SAID SECTION 32, AS CONVEYED IN BOOK 198 AT PACE 308. AND ALSO EXCEPT A PARCEL MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 32; THENCE N90°00’00“W ALONG THE NORTH LINE OF SAID SECTION 32, 1275.83 FEET TO THE POINT OF BEGINNING; THENCE S00°45’ 55“E, PARALLEL TO THE EAST LINE OF SAID SECTION 32, 2114.38 FEET TO A POINT ON THE SOUTHEASTERLY RIGHT-OF-WAY OF U.S. HIGHWAY 24; THENCE N49°1l’00E, ALONG SAID RIGHT-OF-WAY, 1523.13 FEET TO A POINT ON THE NORTH LINE OF SAID SECTION 32; THENCE N90°00’00“E, ALONG SAID NORTH LINE OF SAID SECTION 32, 948.37 FEET TO THE POINT OF BEGINNING.

SE1/4 OF SECTION 35, TOWNSHIP 10 SOUTH, RANGE 57 WEST OF THE 6TH P.M., COUNTY OF ELBERT, STATE OF COLORADO.

07354-00-056 (R101103)

47) Lessee: Tammy J. and Clay C. Monks

Lease:

Wind Lease and Easement Agreement dated May 9, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on June 7, 2016 at Reception No. 559649, Book 768, Page 531; as amended by First Amendment to Wind Lease and Easement Agreement dated November 21, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 28, 2016 at Reception No. 564153, Book 772, Page 969; and as amended by Division of Wind Lease and Easement Agreement dated February 22, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 22, 2017 at Reception No. 566619, Book 775, Page 415

Legal Description:

Parcel 130

SCHEDULE D-26

PARCEL ONE:

A TRACT OF LAND IN SECTION 3, TOWNSHIP 11 SOUTH, RANGE 57 WEST OF THE 6TH P.M., COUNTY OF ELBERT, STATE OF COLORADO, DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF SECTION 3, TOWNSHIP 11 SOUTH, RANGE 57 WEST OF THE 6TH P.M., COUNTY OF ELBERT, STATE OF COLORADO, THENCE N 01°16’ E ALONG THE SECTION LINE, A DISTANCE OF 2708 FEET; THENCE N 89°31’ W, ALONG A FENCE LINE, A DISTANCE OF 5313 FEET; THENCE S 00°56’ W A DISTANCE OF 2542 FEET; THENCE 87°41’ E, A DISTANCE OF 5298.4 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

N 1⁄2 OF SECTION 10, TOWNSHIP 11 SOUTH, RANGE 57 WEST OF THE 6TH P.M., COUNTY OF ELBERT, STATE OF COLORADO, EXCEPT THAT PORTION AS CONVEYED IN BOOK 441 AT PAGE 857 OF THE ELBERT COUNTY RECORDS.

Parcel 131

ALL OF SECTION 3, TOWNSHIP 11. SOUTH, RANGE 57 WEST OF THE 6TH P.M., COUNTY OF ELBERT, STATE OF COLORADO, EXCEPT A TRACT OF LAND IN SECTION 3, TOWNSHIP 11 SOUTH, RANGE 57 WEST OF THE 6TH P.M., COUNTY OF ELBERT, STATE OF COLORADO, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SECTION 3, TOWNSHIP 11 SOUTH, RANGE 57 WEST OF THE 6TH P.M., COUNTY OF ELBERT, STATE OF COLORADO, THENCE N 01°16’ E ALONG THE SECTION LINE, A DISTANCE OF 2708 FEET; THENCE N 89°31’ W, ALONG A FENCE LINE, A DISTANCE OF 5313 FEET; THENCE S 00°56’ W A DISTANCE OF 2542 FEET; THENCE 87°41’ E, A DISTANCE OF 5298.4 FEET TO THE POINT OF BEGINNING.

Note: Reference to “Parcels” is for internal reference purposes only and not part of legal descriptions.

48) Lessee: Allan L. Moore Revocable Trust

Lease:

Wind Lease and Easement Agreement dated October 26, 2015 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 30, 2015 at Reception No. 555495, Book 764, Page 410; and as amended by First Amendment to Wind Lease and Easement Agreement dated November 29, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 8, 2016 at Reception No. 564512, Book 773, Page 325

Legal Description:

Township 10 South, Range 58 West of the 6th Principal Meridian,

Section 31: All.

County of Elbert,

State of Colorado.

49) Lessee: Allan L. Moore Revocable Trust

Lease:

Wind Lease and Easement Agreement dated March 21, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on April 5, 2016 at Reception No. 558113, Book 767, Page 7; and as amended by First Amendment to Wind Lease and Easement Agreement dated January 12, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 21, 2017 at Reception No. 566528, Book 775, Page 324

SCHEDULE D-27

Legal Description:

Parcel 92

A tract of land situated in the West 1/2 of Section 20, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado, more particularly described as follows:

Commencing at the Northwest Corner of said W1/2 and considering the West line of the NW1/4 to bear S0°41’28“W with all bearings contained herein relative thereto; thence S 0°41’28“W along said West line, a distance of 2,599.01 feet to the True Point of Beginning; thence S87°07’52“E, a distance of 1,374.96 feet; thence S88°32’43”E, a distance of 214.95 feet; thence N87°55’39“E, a distance of 1,062.80 feet to the East line of said W1/2; thence S 0°14’46“W along said East line, a distance of ,2541.98 feet to the Southeast Corner of said W1/2; thence S88°51’06“W along the South line of said W1/2, a distance of 2,653.61 feet to the Southwest Corner of said W1/ 2; thence N0°17’5l“E along the West line of the SW1/ 4, a distance of 2,615.01 feet to the Northwest Corner of said SW1/4; thence N0°41’28“E along the West line of the NW1/4, a distance of 16.00 feet to the Point of Beginning.

Parcel 95

The West Half of the Southwest Quarter, the West half of the West Half of the East Half of the Southwest Quarter of Section 21, and the Northwest Quarter of the Northwest Quarter of Section 28, all in Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado.

Parcel 100

The North Half of Section 29, Township 11 South, Range 59 West of the 6th P.M., except the Southeast Quarter of the Northeast Quarter, County of Elbert, State of Colorado.

Parcel 107

The East Half of the West Half and the West Half of the East Half Section 31, Township 11 South, Range 59 West of the 6th P.M., State of Colorado.

50) Lessee: Kenneth R. Moore and Mary E. Moore

Lease:

Wind Lease and Easement Agreement dated March 16, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on April 5, 2016 at Reception No. 558116, Book 767, Page 10; and as amended by First Amendment to Wind Lease and Easement Agreement dated November 29, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 5, 2016 at Reception No. 564369, Book 773, Page 183, and rerecorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 21, 2017 at Reception No. 566505, Book 775, Page 301

Legal Description:

Parcel 90

The East Half of Section 19, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado

Parcel 102

The North Half of the Northeast Quarter and the Southeast Quarter of the Northeast Quarter of Section 30, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado.

SCHEDULE D-28

51) Lessee: Vicki Jo Moore Revocable Trust

Lease:

Wind Lease and Easement Agreement dated March 21, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on April 5, 2016 at Reception No. 558115, Book 767, Page 9; as amended by First Amendment to Wind Lease and Easement Agreement dated November 29, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 6, 2016 at Reception No. 564385, Book 773, Page 198; and First Amendment to Wind Lease and Easement Agreement dated November 29, 2016 and re-recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 21, 2017 at Reception No. 566531, Book 775, Page 327

Legal Description:

The Southeast Quarter of the Northeast Quarter of Section 29, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado

52) Lessee: Moore Farms LTD LLLP

Lease:

Wind Lease and Easement Agreement dated March 16, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on April 5, 2016 at Reception No. 558132; and as amended by First Amendment to Wind Lease and Easement Agreement dated November 29, 2016

Legal Description:

The South 1,924.00 feet of the Southeast Quarter of Section 20, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado, except the West 276.00 feet of the South 1,292.61 feet thereof as described in Quit Claim Deed recorded February 11, 1986 in Book 389 at Page 610.

53) Lessee: Moore Farms Ltd. LLLP, a Colorado limited liability limited partnership

Lease:

Wind Lease and Easement Agreement dated March 16, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on April 5, 2016 at Reception No. 558117, Book 767, Page 11; as amended by First Amendment to Wind Lease and Easement Agreement dated November 29, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 6, 2016 at Reception No. 564417, Book 773, Page 230; and First Amendment to Wind Lease and Easement Agreement dated November 29, 2016 and re-recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 21, 2016 at Reception No. 566532, Book 775, Page 328

Legal Description:

Parcel 103

The East Half and the Northwest Quarter of Section 30, except the following described parcels: Parcel 1: The West 70. 5 acres of the Northwest Quarter of Section 30;

Parcel 2: The North Half of the Northeast Quarter and the Southeast Quarter of the Northeast Quarter of Section 30;

Parcel 3: The Northeast Quarter of the Northwest Quarter and the East Half of the East Half of the Northwest Quarter of the Northwest Quarter of Section 30;

SCHEDULE D-29

All in Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado.

Parcel 104

The Southwest Quarter, the North Half of the Northwest Quarter, and the Southwest Quarter of the Northwest Quarter of Section 32, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado.

Parcel 105

The Southeast Quarter of the Northwest Quarter of Section 32, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado.

Parcel 108

The Southwest Quarter of Section 2, the South Half of Section 3, all of Section 10, and the West Half of Section 11, except that part thereof described Warranty Deed recorded December 26, 2012 in Book 741 at Page 473, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado.

Parcel 112

The Southeast Quarter and the East Three Quarters of the East Half of the Southwest Quarter of Section 21, all of Section 27, the South Half, the East Half of the Northwest Quarter, the Southwest Quarter of the Northwest Quarter, and the Northeast Quarter of Section 28, and the South Half of Section 29, all in Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado.

54) Lessee: N. A. Smith & Son, Inc., a Colorado corporation

Lease:

Memorandum of Lease and Easement Agreement dated August 10, 2009 and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on August 31, 2009 at Instrument No. 200900553377; with a Partial Release of Lease and Easement Agreement recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on August 20, 2013 at Instrument No. 201300563857; as amended by Second Amendment to Lease and Easement Agreement dated June 15, 2016, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on November 29, 2016, at Instrument No. 00572712; as amended by Third Amendment to Lease and Easement Agreement dated December 20, 2016, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on December 29, 2016, at Instrument No. 00572943; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated 2016, and recorded in the Office of the Clerk and Recorder of Kit Carson County, Colorado on December 29, 2016, at Instrument No. 00572944

Legal Description:

All of Section 30, Township 10 South, Range 51 West of the 6th P.M., County of Kit Carson, State of Colorado.

55) Lessee: Alfonse Palko

Lease:

Wind Lease and Easement Agreement dated May 26, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on July 6, 2016 at Reception No. 560386, Book 769, Page 260; as amended by First Amendment to Wind Lease and Easement Agreement dated November 21, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 28, 2016 at Reception No. 564130, Book 772, Page 946

SCHEDULE D-30

Legal Description:

The East Half of the Northwest Quarter and the East Half of the North Half of the Southwest Quarter of Section 18, Township 10 South, Range 57 West of the 6th P.M., County of Elbert, State of Colorado, less and except that part described as follows:

Beginning at a point on the Northwest Corner of the NW1/4; thence 3,960 feet South along the West boundary line of said Section 18; thence 1,540 feet East parallel to the South boundary line of said Section 18; thence North parallel to the West boundary line of said Section 18, 3,960 feet to the North boundary line of said Section; thence West along the North boundary line of said Section to the Point of Beginning.

56) Lessee: Kipp and Paula Parker

Lease:

Wind Lease and Easement Agreement dated September 23, 2015 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 13, 2015 at Reception No. 554455, Book 763, Page 382; and as amended by First Amendment to Wind Lease and Easement Agreement dated November 20, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 28, 2016 at Reception No. 564123, Book 772, Page 939

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian,

Section 28: A parcel in the SE1/4SE1/4 described as follows: Beginning at the Southeast corner of said Section 28; thence North 0 degrees 18 minutes east 1128 feet along the section line on East side; thence North 88 degrees 36 minutes west, 1297.9 feet; thence South 1 degrees 13 minutes West 1147 feet more or less to the South line; thence South 87 degrees 27 minutes East, 1316 feet more or less to the point of beginning, EXCEPT that portion conveyed to Pleasant Plains Cemetery Association in Book 81 at Page 452, and that portion conveyed to Pleasant Plains Community Church in Book 218 at Page 389.

Section 28: NE1/4NE1/4 and E1/2NW1/4NE1/4.

County of Elbert,

State of Colorado.

57) Lessee: Parker Land Company, LLC, a Colorado limited liability company

Lease:

Wind Lease and Easement Agreement dated August 31, 2015 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 22, 2016 at Reception No. 557190, Book 766, Page 91; and as amended by First Amendment to Wind Lease and Easement Agreement dated November 21, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 28, 2016 at Reception No. 564126, Book 772, Page 942

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian

Section 5: SW1/4; El/2

SCHEDULE D-31

Section 7: SE1/4 Except the North 70 acres being more particularly described as: Beginning at the NE corner of said SE1/4 of said Section and proceeding along the North boundary line of said SE1/4 a distance of 2640 feet; Thence South along the West boundary line of said SE1/4 a distance of 1155 feet; Thence East on a line parallel with the North boundary line of said SE1/4 a distance of 2640 feet; Thence North along the East boundary line of said SE1/4 a distance of 1155 feet to the Point of Beginning.

Section 18: W1/2 Except that certain CRP Tract being more particularly described as follows: Beginning at a point on the NW corner of the NW l/ 4; Thence 3960 feet South along the West boundary line of said Section 18; Thence 1540 feet East parallel to the South boundary line of said Section 18; Thence North parallel to the West boundary line of said Section 18, 3960 feet to the North boundary line of said Section; Thence West along the North boundary line of said Section to the Point of Beginning. And further excepting that tract of land described in Warranty Deed recorded February 4, 1999 at Reception No. 375614.

Section 21: S1/2

Section 28: SE1/4 Except a parcel described as follows: Beginning at the Southeast corner of said Section 28; Thence N00°18’E, 1128 feet along the section line on East side; Thence N88°36’ W, 1297.9 feet; Thence S01°13’W 1147 feet more or less to the South line; Thence S87°27’ E, 1316 feet more or less to the Point of Beginning. And also excepting that part conveyed to the Pleasant Plains Cemetery Association in Book 81 at Page 452, and part conveyed to Pleasant Plains Community Church in Book 218 at Page 389.

Section 28: N1 /2 Except the NE1/4NE1/4 and El/2NW1/4NE1/4

Section 29: NE1/4

County of Elbert

State of Colorado

58) Lessee: Parker Land Company, LLC, a Colorado limited liability company (predecessor-in-interest Betty L. Vratil Revocable Trust)

Lease:

Memorandum of Lease and Easement Agreement dated August 23, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on August 31, 2010 at Reception No. 511846, Book 721, Page 210; as amended by First Amendment to Lease and Easement Agreement dated November 21, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 28, 2016 at Reception No. 564147, Book 772, Page 963; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated November 21, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 28, 2016 at Reception No. 564148, Book 772, Page 964

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian,

Section 34: N1/2

County of Elbert,

State of Colorado

SCHEDULE D-32

59) Lessee: Amy Sue Perry and Theron Perry

Lease:

Memorandum of Lease and Easement Agreement dated November 29, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 5, 2011 at Reception No. 515165; as amended by First Amendment to Lease and Easement Agreement dated November 29, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565554, Book 774, Page 354; as amended by Second Amendment to Lease and Easement Agreement dated February 23, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 27, 2017 at Reception No. 566690, Book 775, Page 485; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated November 29, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565555, Book 774, Page 355

Legal Description:

Parcel A

Township 9 South, Range 57 West of the 6th Principal Meridian,

Section 34: S1/2

97343-00 042 (R110513)

County of Elbert,

State of Colorado.

Parcel B

Township 10 South, Range 57 West of the 6th Principal Meridian,

Section 4: SE1/4

07044-00-006 (R101026)

County of Elbert,

State of Colorado.

60) Lessee: Amy Sue Perry and JoElla Winterberg

Lease:

Memorandum of Lease and Easement Agreement dated December 6, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 5, 2011 at Reception No. 515160, Book 724, Page 487;as amended by First Amendment to Lease and Easement Agreement dated November 29, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565521, Book 774, Page 321; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated November 29, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565522, Book 774, Page 322

Legal Description:

Township 9 South, Range 57 West of the 6th Principal Meridian

Section 33: SE1/4; E1/2SW1/4; E1/2E1/2W1/2SW1/4

Township 10 South, Range 57 West of the 6th Principal Meridian

Section 4: W1/2; NE1/4

County of Elbert

State of Colorado

SCHEDULE D-33

61) Lessee: Virgil E. Peterson

Lease:

Wind Lease and Easement Agreement dated April 17, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on May 11, 2016 at Reception No. 558983, Book 767, Page 871; as amended by First Amendment to Wind Lease and Easement Agreement dated February 8, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 16, 2017 at Reception No. 566447, Book 775, Page 243

Legal Description:

THE WEST HALF (W 1/2) OF SECTION TWENTY SEVEN (27), TOWNSHIP TEN (10) SOUTH, RANGE FIFTY SEVEN (57) WEST OF THE 6TH P.M., COUNTY OF ELBERT, STATE OF COLORADO.

62) Lessee: Virgil E. Peterson

Lease:

Memorandum of Lease and Easement Agreement dated October 2, 2010 and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on October 27, 2010 at Reception No. 334562; as first amended by Memorandum of First Amendment to Lease and Easement Agreement dated September 20, 2016 and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on September 20, 2016 at Reception No. 347560; as amended by Second Amendment to Lease and Easement Agreement dated February 8, 2016, and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on February 15, 2016, at Reception No. 348151; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated February8, 2017, and recorded in the Office of the Clerk and Recorder of Lincoln County, Colorado on February 15, 2017at Reception No. 348152

Legal Description:

A tract of land in Section 3, more particularly described as follows:

Beginning at the Southwest corner of the Southwest Quarter

of Section Three, Thence along the South line thereof, N

89 ° 36’ 15” East 2646. 6 feet to the southeast comer of

said Quarter; thence along the East line thereof, N 0° 16 1

20” West 2618. 15 feet; thence parallel with said South line;

s 89° 36’ 15” West 2643.84 feet, to a point on the West line of said Quarter; thence along said West line S 0° 12’ 45”

East 2618.1 5 feet to the point of beginning

all of Section 10, and

the North Half of the North Half of the North Half of Section 15,

all in Township 11 South, Range 52 West of the 6th P.M., County of Lincoln, State of Colorado.

SCHEDULE D-34

63) Lessee: Robert W. Raines Jr.

Lease:

Memorandum of Lease and Easement Agreement dated July 29, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on August 9, 2010 at Reception No. 511316, Book 720, Page 686; as amended by First Amendment to Lease and Easement Agreement dated October 11, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 24, 2016 at Reception No. 563191, Book 772, Page 13; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated October 11, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 24, 2016 at Reception No. 563192, Book 722, Page 14

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian

Section 21: N1/2

Section 27: NE1/4

County of Elbert,

State of Colorado

64) Lessee: Raines Farms, LLLP, a Colorado limited liability limited partnership

Lease:

Memorandum of Lease and Easement Agreement dated July 29, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on August 9, 2010 at Reception No. 511316, Book 720, Page 686; as amended by First Amendment to Lease and Easement Agreement dated October 11, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 24, 2016 at Reception No. 563195, Book 772, Page 17; as augmented by Augmented Memorandum of Lease and Easement Agreement dated October 11, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 24, 2016 at Reception No. 563196, Book 722, Page 18; and as amended by Second Amendment to Lease and Easement Agreement and Memorandum of Division of Lease and Easement Agreement dated February 28, 2017, and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 28, 2017, at Reception No. 566795, Book 775, Page 589

Legal Description:

Township 11 South, Range 57 West of the 6th Principal Meridian,

Section 1: SW1/4

Section 2: S1/2

Section 11: NE1/4

17013-00-003 (R101244)

County of Elbert,

State of Colorado.

SCHEDULE D-35

65) Lessee: Braydon Rapp and Jacquelyn Rapp

Lease:

Wind Lease and Easement Agreement dated March 9, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on March 10, 2016 at Reception No. 557617, Book 766, Page 514; as amended by First Amendment to Wind Lease and Easement Agreement dated October 24, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 31, 2016 at Reception No. 563413, Book 772, Page 232; and First Amendment to Wind Lease and Easement Agreement dated October 24, 2016 and re-recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 3, 2017 at Reception No. 565169, Book 773, Page 969, and as assigned by Assignment and Assumption Agreement dated March 15, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on March 20, 2017 at Reception No. 567246

Legal Description:

The West Half of the Northeast Quarter and the Southeast Quarter of Section 18, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado.

66) Lessee: The Stanley R. Ravenkamp No. 1 and Mary Joe Ravenkamp Trust No. 1

Lease:

Wind Lease and Easement Agreement dated Mary 31, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on July 6, 2016 at Reception No. 560385, Book 769, Page 259; as amended by First Amendment to Wind Lease and Easement Agreement dated February 6, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 21, 2017 at Reception No. 566570, Book 775, Page 366

Legal Description:

A parcel of land located within the Northeast Quarter of Section 12, Township 10 South, Range 58 West of the 6th P.M., described as follows:

Beginning at a point on the East line of said Section 12, which point is 40.04 feet South of the Northeast Corner of Section 12; thence S 00° 09’ 35” W along said East line, 1,624.65 feet; thence N 88° 52’ 00” W, 1,210.33 feet; thence N 00° 09’ 35” E parallel to the East line of Section 12, 1,177.13 feet; thence S 89° 11’ 45” E, 418.84 feet; thence N 08° 59’ 38” W, 454.09 feet to a point 35.85 feet South of the North line of Section 12; thence S 88° 44’ 20” E, 863.74 feet to the Point of Beginning; except the East 33.00 feet thereof used for roadway purposes, County of Elbert, State of Colorado.

67) Lessee: James M. Rayfield and Renee A. Rayfield

Lease:

Wind Lease and Easement Agreement dated May 9, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on May 25, 2016 at Reception No. 559313; as amended by First Amendment to Wind Lease and Easement Agreement dated November 21, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 28, 2016 at Reception No. 564117, Book 772, Page 933

Legal Description:

EAST 1⁄2 NORTHEAST 1⁄4 OF SECTION 18, TOWNSHIP 11 SOUTH, RANGE 59 WEST OF THE 6TH P.M.,

COUNTY OF ELBERT, STATE OF COLORADO

SCHEDULE D-36

68) Lessee: Cindy Jo Rogers

Lease:

Wind Lease and Easement Agreement dated April 28, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on May 25, 2016 at Reception No. 559304, Book 768, Page 187; as amended by First Amendment to Wind Lease and Easement Agreement dated November 22, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565557, Book 774, Page 357

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian,

Section 30: S1/2, NE1/4

County of Elbert,

State of Colorado

69) Lessee: Cindy Jo Rogers also known as Cindy Rogers

Lease:

Memorandum of Lease and Easement Agreement dated December 3, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 5, 2011 at Reception No. 515163; as amended by First Amendment to Lease and Easement Agreement dated November 22, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565515, Book 774, Page 315; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated November 22, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565516, Book 774, Page 316

Legal Description:

Township 9 South, Range 57 West of the 6th Principal Meridian

Section 33: W1/2W1/2SW1/4; W1/2E1/2W1/2SW1/4

County of Elbert

State of Colorado

70) Lessee: Cindy Jo Rogers and Jo Ella Winterberg

Lease:

Wind Lease and Easement Agreement dated April 28, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on May 25, 2016 at Reception No. 559306, Book 768, Page 189; as amended by First Amendment to Wind Lease and Easement Agreement dated November 29, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 23, 2017 at Reception No. 566677, Book 775, Page 472

Legal Description:

The East Half of Section 31, Township 10 South, Range 57 West of the 6th P.M., County of Elbert, State of Colorado.

71) Lessee: James H. Rudder and Lorraine K. Rudder

Lease:

Memorandum of Lease and Easement Agreement dated March 1, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on March 22, 2010 at Reception No. 508389, Book 717, Page 788; as amended by First Amendment to Lease and Easement Agreement dated October 11, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 20, 2016 at Reception No. 563139, Book 771, Page 961; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated October 11, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 20, 2016 at Reception No. 563140, Book 771, Page 962

SCHEDULE D-37

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian

Section 19: NE1/4; SW1/4

Section 30: NW1/4

County of Elbert

State of Colorado

72) Lessee: Donna M. Soroka

Lease:

Wind Lease and Easement Agreement dated May 17, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on June 27, 2016 at Reception No. 560078, Book 768, Page 955; as amended by First Amendment to Wind Lease and Easement Agreement dated November 29, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 6, 2016 at Reception No. 564431, Book 773, Page 244

Legal Description:

A tract of land situated in the W1/2 of Section.20, Township 11 South, Range 59 West of the 6th P.M., more particularly described as follows:

Beginning at the Northwest corner of said W1/2 and considering the West line of the NW1/4 to bear S 0°41’28” W with all bearings contained herein relative thereto;

Thence S 0°41’28“W along said West line a distance of 2,599.01 feet;

Thence S 87°07’52” E, a distance of 1,374.96 feet;

Thence S 88°32’43” E, a distance of 214.95 feet;

Thence N 87°55’39” E, a distance of 1,062.80 feet to the East line of said W1/2;

Thence N 0°14’46” E along said East line a distance of 2,672.95 feet to the Northeast corner of said W1/2;

Thence S 89°09’59” W along the North line of said W1/2 a distance of 2630.64 feet to the Point of Beginning.

All in the County of Elbert, State of Colorado

73) Lessee: Julie Ann Sullivan and JoElla Winterberg

Lease:

Memorandum of Lease and Easement Agreement dated December 3, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 5, 2011 at Reception No. 515164, Book 724, Page 491; as amended by First Amendment to Lease and Easement Agreement dated December 30, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565604, Book 774, Page 404; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated December 30, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565605, Book 774, Page 405

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian

Section 36: SE1/4

County of Elbert

State of Colorado

SCHEDULE D-38

74) Lessee: Cathie Ann and Leslie G. Swanson

Lease:

Wind Lease and Easement Agreement dated May 26, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on July 6, 2016 at Reception No. 560384, Book 769, Page 258; as amended by First Amendment to Wind Lease and Easement Agreement dated January 3, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 1, 2017 at Reception No. 565558, Book 774, Page 358

Legal Description:

Section 5, Township 11 South, Range 57 West of the 6th P.M., County of Elbert, State of Colorado.

For informational purposes only: “Parcel 79”

All of Lots 6 (NW1/4SW1/4) and 7 (SW1/4SW1/4), and the NE1/4 of the SW1/4 of Section 6, Township 11 South, Range 57 West of the 6th P.M., County of Elbert, State of Colorado.

For informational purposes only: “Parcel80”

All of Lots 1 (NE1/4NE1/4), 2 (NW1/4NE1/4), 3 (NE1/4NW1/4), 4 (NW1/4NW1/4), 5 (SW1/4NW1/4), the SE1/4 of the NW1/4, the S1/2 of the NE1/4, and the N1/2 of the SE1/4 of Section 6, Township 11 South, Range 57 West of the 6th P.M., County of Elbert, State of Colorado.

For informational purposes only: “Parcel 81”

75) Lessee: VCM Farms, LLC, a Delaware limited liability company

Lease:

Wind Lease and Easement Agreement dated May 17, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on June 27, 2016 at Reception No. 560079 as amended by First Amendment to Wind Lease and Easement Agreement dated November 20, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 29, 2016 at Reception No. 565083, Book 773, Page 884; and as amended by Division of Wind Lease and Easement Agreement dated February 22, 2017 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 22, 2017 at Reception No. 566620, Book 775, Page 416

Legal Description:

Parcel 142

PARCEL B:

A PORTION OF THE SOUTHEAST 1/4 OF SECTION 7, TOWNSHIP 10 SOUTH, RANGE 57 WEST OF THE 6TH P.M., COUNTY OF ELBERT, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT COMMENCING AT THE NORTHEAST CORNER OF SAID SOUTHEAST QUARTER OF SAID SECTION AND PROCEEDING WEST ALONG THE NORTH BOUNDARY LINE OF SAID SOUTHEAST QUARTER, A DISTANCE OF 2640 FEET; THENCE SOUTH ALONG THE WEST BOUNDARY LINE OF SAID SOUTHEAST QUARTER, A DISTANCE OF 1155 FEET; THENCE EAST ON A LINE PARALLEL WITH THE NORTH BOUNDARY LINE OF SAID SOUTHEAST QUARTER, A DISTANCE OF 2640 FEET; THENCE NORTH ALONG THE EAST BOUNDARY LINE OF SAID SOUTHEAST QUARTER, A DISTANCE OF 1155 FEET TO THE POINT OF BEGINNING.

07074-00-116 (R101033)

Note: Reference to “Parcels” is for internal reference purposes only and not part of legal descriptions.

SCHEDULE D-39

76) Lessee: Rebecca & Morris C. Ververs

Lease:

Wind Lease and Easement Agreement dated June 13, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on July 6, 2016 at Reception No. 560383; and as amended by First Amendment to Wind Lease and Easement Agreement dated November 21, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 28, 2016 at Reception No. 564138, Book 772, Page 954

Legal Description:

That portion of the Northwest Quarter of Section 18, Township 11 South, Range 59 West of the 6th P.M., County of Elbert, State of Colorado:

Beginning at a point on the West line of said Northwest Quarter that is 1,636 .15 feet North of the Southwest Corner of said Northwest Quarter; thence Southerly along the West line of said Northwest Quarter, a distance of 1,636. 15 feet to said Southwest Corner as evidenced by an existing wire fence line extended West; thence Easterly along the South line of said Northwest Quarter, a distance of 2,662 . 86 feet to the Southeast Corner of said Northwest Quarter; thence North along the East line of said Northwest Quarter, a distance of 1,636.15 feet to a point; thence Westerly in a straight line to the Point of Beginning

77) Lessee: Louis Scott Vratil and Janet K. Vratil

Lease:

Memorandum of Lease and Easement Agreement dated July 14, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on August 2, 2010 at Reception No. 511115; as amended by First Amendment to Lease and Easement Agreement dated October 28, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 14, 2016 at Reception No. 563817, Book 772, Page 635; as augmented by Augmented Memorandum of Lease and Easement Agreement dated October 28, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 14, 2016 at Reception No. 563818, Book 772, Page 636; and as amended by Second Amendment to Lease and Easement Agreement and Memorandum of Division of Lease and Easement Agreement dated February 24, 2017, and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on February 27, 2017, at Reception No. 566698, Book 775, Page 493

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian

Section 34: SW1/4

07343-00-097 (R101099

County of Elbert,

State of Colorado.

SCHEDULE D-40

78) Lessee: Perry Lynn Joseph Widhalm, also known as Perry L. Widhalm

Lease:

Wind Lease and Easement Agreement dated February 10, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on March 14, 2016 at Reception No. 557638, Book 766, Page 535; as amended by First Amendment to Wind Lease and Easement Agreement dated November 29, 2016

Legal Description:

Township 10 South, Range 59 West of the 6th Principal Meridian,

Section 35: E1/2.

Section 36: E1/2.

Township 11 South, Range 59 West of the 6th Principal Meridian,

Section 1: All.

Section 2: E1/2.

Section 12: NW1/4.

County of Elbert,

State of Colorado.

79) Lessee: Angela Wingard

Lease:

Memorandum of Lease and Easement Agreement dated December 3, 2009 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on December 15, 2009 at Reception No. 506602, Book 716, Page 14; as amended by First Amendment to Lease and Easement Agreement dated October 28, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 2, 2016 at Reception No. 563534, Book 772, Page 353; as augmented by Augmented Memorandum of Lease and Easement Agreement dated October 28, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on November 2, 2016 at Reception No. 563535, Book 772, Page 354; and the First Amendment to Lease and Easement Agreement rerecorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 3, 2017 at Reception No. 565189, Book 773, Page 989

Legal Description:

Township 10 South, Range 58 West of the 6th P.M.

Section 21: South Half (S1/2)

County of Elbert

State of Colorado

80) Lessee: Larry G Winkelman

Lease:

Memorandum of Lease and Easement Agreement dated August 24, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on September 14, 2010 at Reception No. 512170, Book 721, Page 528; as amended by First Amendment to Lease and Easement Agreement dated October 24, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 31, 2016 at Reception No. 563417, Book 772, Page 236; and as augmented by Augmented Memorandum of Lease and Easement Agreement recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on October 31, 2016 at Reception No. 563418, Book 772, Page 237

SCHEDULE D-41

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian

Section 22: South Half

County of Elbert

State of Colorado

81) Lessee: Douglas Richard Winterberg and JoElla Winterberg

Lease:

Memorandum of Lease and Easement Agreement dated December 6, 2010 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 31, 2011 at Reception No. 515903, Book 725, Page 226; as amended by First Amendment to Lease and Easement Agreement dated November 29, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565560, Book 774, Page 360; and as augmented by Augmented Memorandum of Lease and Easement Agreement dated November 29, 2016 and recorded in the Office of the Clerk and Recorder of Elbert County, Colorado on January 17, 2017 at Reception No. 565561, Book 774, Page 361

Legal Description:

Township 10 South, Range 57 West of the 6th Principal Meridian

Section 23: All

Section 25: All

County of Elbert

State of Colorado

SCHEDULE D-42